Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) of the type that the registrant customarily and actually treats as confidential.

Execution Version

REVENUE INTEREST FINANCING AGREEMENT

Dated as of April 19, 2022

between

BIOXCEL THERAPEUTICS, INC.,

THE PURCHASERS FROM TIME TO TIME PARTY HERETO,

and

OAKTREE FUND ADMINISTRATION, LLC,

as the Administrative Agent

268911731 v5

Table of Contents

ARTICLE IDEFINITIONS1

Section 1.01 Definitions.1

ARTICLE IIPURCHASE OF ASSIGNED INTERESTS31

Section 2.01 Purchase.31

Section 2.02 Payments by the Company.32

Section 2.03 Effective Date; Effective Date Deliveries; Payment of Purchase Price; Payments by the Company.34

Section 2.04 No Assumed Obligations.36

ARTICLE IIIREPRESENTATIONS AND WARRANTIES OF COMPANY36

Section 3.01 Organization.36

Section 3.02 Authorization.37

Section 3.03 Governmental Authorization.37

Section 3.04 Ownership.37

Section 3.05 Financial Statements; Material Adverse Change.38

Section 3.06 No Undisclosed Liabilities.38

Section 3.07 Solvency.38

Section 3.08 Litigation.38

Section 3.09 Compliance with Laws.39

Section 3.10 [Reserved].40

Section 3.11 Subordination.40

Section 3.12 Intellectual Property.40

Section 3.13 Regulatory Approval.42

Section 3.14 Material Contracts.43

Section 3.15 Broker’s Fees.43

Section 3.16 Pension Matters.43

Section 3.17 Indebtedness and Liens.44

Section 3.18 [Reserved].44

Section 3.19 Data Privacy.44

Section 3.20 Taxes.44

Section 3.21 Full Disclosure.44

Section 3.22 OFAC; Anti-Terrorism Laws45

Section 3.23 Anti-Corruption45

ARTICLE IVREPRESENTATIONS AND WARRANTIES OF THE PURCHASERS45

Section 4.01 Organization.45

i

Section 4.02 Authorization.45

Section 4.03 Broker’s Fees.46

Section 4.04 Conflicts.46

ARTICLE VCOVENANTS46

Section 5.01 Access; Information.46

Section 5.02 Material Contracts.49

Section 5.03 Public Announcement.49

Section 5.04 Efforts; Further Assurance.49

Section 5.05 Put Option; Call Option.49

Section 5.06 Intellectual Property.51

Section 5.07 Protective Covenants.52

Section 5.08 Notice.53

Section 5.09 Use of Proceeds.54

Section 5.10 Taxes.54

Section 5.11 Compliance with Laws and Other Obligations.56

Section 5.12 Maintenance of Properties, Etc.56

Section 5.13 Licenses.56

Section 5.14 Maintenance of Regulatory Approvals, Contracts, Etc.56

Section 5.15 ERISA Compliance57

Section 5.16 Commercialization of the Product.57

Section 5.17 Payment of Obligations.57

Section 5.18 Cooperation Regarding Accounts.58

Section 5.19 Sanctions; Anti-Corruption Use of Proceeds58

ARTICLE VITERMINATION58

Section 6.01 Termination Date.58

Section 6.02 Effect of Termination.59

ARTICLE VIIMISCELLANEOUS59

Section 7.01 Survival.59

Section 7.02 Limitations on Damages.59

Section 7.03 Notices.60

Section 7.04 Successors and Assigns.60

Section 7.05 Indemnification.61

Section 7.06 No Implied Representations and Warranties.62

Section 7.07 Independent Nature of Relationship.63

Section 7.08 Tax Treatment.63

Section 7.09 Entire Agreement.64

Section 7.10 Amendments; No Waivers.64

Section 7.11 Interpretation.64

ii

Section 7.12 Headings and Captions.64

Section 7.13 Counterparts; Effectiveness.65

Section 7.14 Severability.65

Section 7.15 Expenses.65

Section 7.16 Governing Law; Jurisdiction.65

Section 7.17 Waiver of Jury Trial.66

Section 7.18 Release of Liens upon Certain Permitted Financings; Non-Disturbance; Permitted Intercreditor Agreement.66

Section 7.19 Confidentiality.67

ARTICLE VIIITHE ADMINISTRATIVE AGENT67

Section 8.01 Appointments and Duties.67

Section 8.02 Binding Effect.69

Section 8.03 Use of Discretion.69

Section 8.04 Delegation of Rights and Duties69

Section 8.05 Liability.70

Section 8.06 Administrative Agent Individually71

Section 8.07 Purchaser Credit Decision71

Section 8.08 Expenses; Indemnities71

Section 8.09 Resignation of the Administrative Agent72

Section 8.10 [Reserved]73

Section 8.11 Additional Secured Parties73

Section 8.12 Agent May File Proofs of Claim73

Section 8.13 [Reserved]74

Section 8.14 Acknowledgements of Purchasers74

EXHIBITS

Exhibit A	–	Form of Security Agreement
Exhibit B	–	Form of Funding Notice

iii

REVENUE INTEREST FINANCING AGREEMENT

This REVENUE INTEREST FINANCING AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Agreement”) is made and entered into as of April 19, 2022, by and between BioXcel Therapeutics, Inc., a Delaware corporation (the “Company”), the entities listed in Schedule 1 hereto (the “Purchasers”), and Oaktree Fund Administration, LLC, as administrative agent for the Purchasers (in such capacity, the “Administrative Agent” and, together with the Company and the Purchasers, the “Parties”, and each a “Party”).

WHEREAS, the Company wishes to obtain financing in respect of the Commercialization (as hereinafter defined) of the Product (as hereinafter defined);

WHEREAS, the Company wishes to sell, assign, convey and transfer to the Purchasers the Assigned Interests and Assigned Tail Royalty Interests (each as hereinafter defined) in consideration for its payment of the Purchase Price (as hereinafter defined) to raise such financing;

WHEREAS, the Purchasers wish to purchase from the Company the Assigned Interests and Assigned Tail Royalty Interests, all upon and subject to the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants, agreements representations and warranties set forth herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS
Section 1.01Definitions.

The following terms, as used herein, shall have the following meanings:

“Acquisition” shall mean any transaction, or any series of related transactions, by which any Person (for purposes of this definition, an “acquirer”) directly or indirectly, by means of amalgamation, consolidation, merger, purchase of assets, purchase of Equity Interests, or otherwise, (i) acquires all or substantially all of the assets of any other Person, (ii) acquires an entire business line or unit or division of any other Person, (iii) with respect to any other Person that is managed or governed by a board of directors or equivalent management or oversight body, acquires control of Equity Interests of such other Person representing more than fifty percent (50%) of the ordinary voting power (determined on a fully-diluted basis) for the election of directors of such Person’s board of directors or equivalent management or oversight body, or (iv) acquires control of more than fifty percent (50%) of the Equity Interests in any other Person (determined on a fully-diluted basis) that is not managed by a board of directors or equivalent management or oversight body.

“Administrative Agent” shall have the meaning set forth in the preamble hereto.

“Affiliate” shall mean any Person that controls, is controlled by, or is under common control with another Person. For purposes of this definition, “control” shall mean (i) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (ii) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the Equity Interest with the power to direct the management and policies of such non-corporate entities; provided, that notwithstanding the foregoing, solely with respect to transfers by, or any other rights afforded to, the QIA Purchaser or any of its Affiliates, all references to “Affiliate” or “Affiliates” in the case of the QIA Purchaser,  shall mean (i) Qatar Investment Authority and any individual, corporation, partnership, firm, joint venture, investment fund, association, trust, unincorporated association or organization, governmental body or other entity, which controls, is controlled by or is under common control with, the QIA Purchaser, and (ii) government entities or instrumentalities of, or entities that are wholly-owned or controlled by, the State of Qatar, the Amiri Diwan of the State of Qatar or any entities that are wholly-owned or controlled by any one or more of the foregoing.

“Affiliated Parties” shall have the meaning set forth in Section 7.19.

“Agreement” shall have the meaning set forth in the first paragraph hereof.

“Anti-Terrorism Laws” shall mean any laws relating to terrorism or money laundering, including, without limitation, (i) the Money Laundering Control Act of 1986 (e.g., 18 U.S.C. §§ 1956 and 1957), (ii) the Bank Secrecy Act of 1970 (e.g., 31 U.S.C. §§ 5311 – 5330), as amended by the Patriot Act, (iii) the laws, regulations and Executive Orders administered by the United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), (iv) the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010 and implementing regulations by the United States Department of the Treasury, (v) any law prohibiting or directed against terrorist activities or the financing of terrorist activities (e.g., 18 U.S.C. §§ 2339A and 2339B), or (vi) any similar laws enacted in the United States, European Union or any other jurisdictions in which the parties to this agreement operate, and all other present and future legal requirements of any Governmental Authority governing, addressing, relating to, or attempting to eliminate, terrorist acts and acts of war.

“Applicable Funding Condition” shall mean, with respect to each tranche, the Tranche A Funding Condition, Tranche B Funding Condition, or Tranche C Funding Condition, as applicable.

“Applicable Funding Date” shall mean, with respect to each tranche, the Tranche A Funding Date, Tranche B Funding Date, or Tranche C Funding Date, as applicable.

“Applicable Percentage” shall mean, cumulatively, (i) 7.75% for Net Sales less than or equal to $[***] during any Fiscal Year, (ii) 2.75% for Net Sales greater than $[***] and less than or equal to $[***] during any Fiscal Year, and (iii) 0.375% for Net Sales exceeding $[***] during any Fiscal Year.

“Applicable Tranche” shall mean Tranche A, Tranche B, or Tranche C, as applicable.

“Assigned Interests” shall mean the Purchasers’ right to receive amounts equal to the product of the Applicable Percentage multiplied by the applicable Net Sales during the Revenue Interest Period, pursuant to the terms and conditions of this Agreement (including the Hard Cap).

“Assigned Tail Royalty Interests” shall mean the Purchasers’ right to receive Tail Royalty Payments, pursuant to the terms and conditions of this Agreement (including the Tail Royalty Condition).

“Audit Costs” shall mean, with respect to any audit of the books and records of the Company with respect to amounts payable or paid under this Agreement, the reasonable and documented out-of-pocket cost of such audit, including all fees, costs and expenses incurred in connection therewith.

“Automatic Put Option Trigger” shall have the meaning set forth in Section 5.05(a)(i).

“Bankruptcy Event” shall mean the occurrence of any of the following:

(a)the Company or any of its Material Subsidiaries shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, relief of debtors or the like, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any portion of its assets, or the Company or any of its Material Subsidiaries shall make a general assignment for the benefit of its creditors;
(b)there shall be commenced against the Company or any of its Material Subsidiaries any case, proceeding or other action of a nature referred to in clause (a) above which remains undismissed, undischarged, unbonded and in effect for a period of forty-five (45) days;
(c)there shall be commenced against the Company or any of its Material Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against (i) all or a substantial portion of the assets of the Company or such Subsidiary, and/or (ii) the Product or a substantial portion of the Product Intellectual Property, which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within forty-five (45) days from the entry thereof; or
(d)an affirmative vote by the Board to commence any case, proceeding or other action described in clause (a) above.

“Benefit Plan” shall mean any employee benefit plan as defined in Section 3(3) of ERISA (whether governed by the laws of the United States or otherwise) to which the Company or any Subsidiary thereof incurs or otherwise has any obligation or liability, contingent or otherwise.

“Board” shall mean the board of directors (or similar governing body) of the Company.

“Business Day” shall mean any day other than a Saturday, a Sunday, any day which is a legal holiday under the laws of the State of New York, or any day on which banking institutions located in the State of New York are required by law or other governmental action to close; provided, that with respect to any right or obligation of any QIA Purchaser arising under this

Agreement, “Business Day” shall not include any day on which commercial banks in Qatar are authorized or required to close.

“BXCL 501 FDA Approval” shall mean the receipt of approval from the FDA of an NDA in respect of the use of the Product for the acute treatment of agitation associated with schizophrenia or bipolar I or II disorder in adults.

[***].

[***].

“Call Option” shall have the meaning set forth in Section 5.05(b).

“Call Option Closing Date” shall have the meaning set forth in Section 5.05(b).

“Capital Lease Obligations” shall mean as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, the amount of the liability in respect thereof that would at that time be required to be capitalized on a balance sheet in accordance with GAAP.  Notwithstanding anything to the contrary in this Agreement, all obligations of any Person that would have been treated as operating leases pursuant to GAAP prior to the effectiveness of Accounting Standards Codification 842 shall continue to be treated as operating leases for purposes of the definitions of “Capital Lease Obligations” and “Indebtedness.”

“Change of Control” shall mean an event or series of events (i) as a result of which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Act, but excluding any of such person or its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such Plan and excluding any Permitted Holder) becomes the “beneficial owner”, directly or indirectly, of thirty-five percent (35%) or more of the Equity Interests of the Company entitled to vote for members of the Board of the Company on a fully-diluted basis (and taking into account all such Equity Interests that such person or group has the right to acquire pursuant to any Option Right); (ii) as a result of which any Permitted Holder or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Act) including any Permitted Holder becomes the “beneficial owner”, directly or indirectly, of forty-five percent (45%) or more of the Equity Interests of the Company entitled to vote for members of the Board of the Company on a fully-diluted basis (and taking into account all such Equity Interests that such Permitted Holder or group has the right to acquire pursuant to any Option Right); or (iii) that results in the sale of all or substantially all of the assets or businesses of the Company and its Subsidiaries, taken as a whole. For purposes of this definition, “beneficial owner” is as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all Equity Interests that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “Option Right”).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Collateral” shall mean the property included in the definition of “Collateral” in the Security Agreement.

“Collection Account” shall mean one or more segregated account maintained at JPMorgan Chase Bank, N.A., or any replacement for such account maintained at a deposit bank.

“Combination” shall have the meaning set forth in the definition of “Net Sales.”

“Commercialization” shall mean any and all activities with respect to the manufacture, distribution, marketing, detailing, promotion, selling and securing of reimbursement and any other exploitation or commercialization of the Product in the United States after Regulatory Approval for the Product has been obtained, which shall include, as applicable, seeking and negotiating pricing and reimbursement approvals for the Product in the United States, post-marketing approval studies, post-launch marketing, promoting, detailing, marketing research, distributing, customer service, selling the Product, importing, exporting or transporting the Product for sale, and regulatory compliance with respect to the foregoing. When used as a verb, “Commercialize” shall mean to engage in Commercialization.

“Commercially Reasonable Efforts” shall mean, with respect to the efforts to be expended, or considerations to be undertaken, by the Company and its Affiliates with respect to any objective or activity to be undertaken hereunder, such efforts and resources normally used by a reasonably prudent company in the pharmaceutical or biotechnology industry of similar size and resources to Company to accomplish a substantially similar objective or activity for a pharmaceutical product for which substantially the same regulatory structure is involved as for the Product and irrespective of whether such company has any other products that compete with such pharmaceutical product, which pharmaceutical product is owned or licensed in a similar manner as the Product, which pharmaceutical product is at a similar stage in its Development or product life cycle and is of similar market or profit potential as the Product, taking into account efficacy, safety, approved labeling, the competitiveness of alternative products in a given jurisdiction, pricing/reimbursement for the pharmaceutical product in a given jurisdiction, the Intellectual Property and regulatory protection of the pharmaceutical product in a given jurisdiction, the regulatory structure in such jurisdiction and the profitability of the pharmaceutical product in a given jurisdiction, all as measured by the facts and circumstances in existence at the time such efforts are due. It is anticipated that the level of effort and resources that constitute “Commercially Reasonable Efforts” with respect to a particular indication will change over time, reflecting changes in the status of the Product, as applicable.

“Commitment” shall mean, with respect to each Purchaser, the obligation of such Purchaser to fund its applicable Purchase Price set forth opposite such Purchaser’s name on Schedule 1 (as such Schedule may be amended from time to time) under the caption “Applicable Commitment” on each of the Tranche A Funding Date, Tranche B Funding Date, and Tranche C Funding Date, as applicable, in accordance with the terms and conditions of this Agreement.  The aggregate amount of Commitments on the date of this Agreement equals $120,000,000.

“Company” shall have the meaning set forth in the first paragraph hereof.

“Company Indemnified Party” shall have the meaning set forth in Section 7.05(b).

“Confidential Information” shall mean, as it relates to the Company and its Affiliates and the Product, the non-public Intellectual Property, confidential business information, financial data and other like information (including ideas, research and development, know-how, formulas, schematics, compositions, technical data, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), inventory, ideas, algorithms, processes, computer software programs or applications (in both source code and object code form), client lists and tangible or intangible proprietary information or material, or such other information that either party identifies to the other as confidential or the nature of which or the circumstances of the disclosure of which would reasonably indicate that such information is confidential.

“Contracts” shall mean any contract, license, lease, agreement, obligation, promise, undertaking, understanding, arrangement, document, commitment, entitlement or engagement under which a Person has, or will have, any liability or contingent liability (in each case, whether written or oral, express or implied, and whether in respect of monetary or payment obligations, performance obligations or otherwise).

“Control” or “Controlled” shall mean, when used with respect to any item of Intellectual Property, the possession (whether by ownership, license, sublicense or contract) by Company or any of its Affiliates, of the ability to assign or grant to any Third Party the license, sublicense or right to access and use such Intellectual Property as it relates to the manufacture, use, Development and/or Commercialization of the Product, without paying any consideration to any Third Party (now or in the future) or violating the terms of any agreement or other arrangement with any Third Party. Notwithstanding the foregoing, a Party and its controlled Affiliates will not be deemed to “Control” any Intellectual Property that, prior to the consummation of a change of control of such Party, is owned or in-licensed by a Third Party that becomes an Affiliate of such acquired Party (or that merges or consolidates with such Party) after the Effective Date as a result of such change of control unless prior to the consummation of such change of control, such acquired Party or any of its controlled Affiliates also Controlled such Intellectual Property.

“Copyright” shall mean published and unpublished works of authorship whether or not copyrightable, including software, website and mobile content, data, databases, and other compilations of information, in each case, whether or not registered, and any and all copyrights in and to the foregoing, together with all common law rights and moral rights therein, and all copyrights, copyright registrations and applications for copyright registrations, including all renewals, extensions, restorations, derivative works and reversions thereof and all common law rights, moral rights and other rights whatsoever accruing thereunder or pertaining thereto throughout the world.

“Designated Jurisdiction” shall mean any country or territory to the extent that such country or territory is the subject of country- or territory-wide Sanctions.

“Development” shall mean, with respect to the Product, any internal or external research or development activities, and any internal or external regulatory activities related to obtaining and maintaining Regulatory Approval for the Product, including development of data or information for the purpose of submission to a Regulatory Agency to obtain authorization to conduct clinical trials and to obtain, support, or maintain Regulatory Approval of the Product and including activities directed toward the clinical manufacture and manufacturing process development for the Product. “Develop,” “Developing,” and “Developed” will be construed accordingly.

“Disqualified Equity Interest” shall mean, with respect to any Person, any Equity Interest of such Person that, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (i) matures or is mandatorily redeemable or requires such Person to use efforts to redeem such Equity Interests (in each case, other than solely for Qualified Equity Interests), including pursuant to a sinking fund obligation or otherwise, (ii) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (iii) provides for the scheduled payments of dividends or other distributions in cash or other securities that would constitute Disqualified Equity Interests, or (iv) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Maturity Date (as defined in the Oaktree Term Loan Facility); provided, that if such Equity Interests are issued to any employee or any plan for the benefit of employees of the Company or its Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Company or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of any such employee’s termination, death or disability; provided, further, that no Equity Interests held by any future, present or former employee, director, officer or consultant (or their respective Affiliates or immediate family members) of the Company issued pursuant to customary terms in the Ordinary Course shall be considered Disqualified Equity Interests solely because such Equity Interests are redeemable or subject to repurchase pursuant to a customary management equity subscription agreement, stock option, stock appreciation right or other stock award agreement or similar agreement that may be in effect from time to time.

“Effective Date” shall mean the first date upon which the conditions set forth in Section 2.03(a), shall have occurred.  The Effective Date occurred on April 19, 2022.

“Equity Interests” shall mean, with respect to any Person (for purposes of this defined term, an “issuer”), all shares of, interests or participations in, or other equivalents in respect of such issuer’s capital stock, including all membership interests, partnership interests or equivalent, whether now outstanding or issued after the Effective Date, and in each case, however designated and whether voting or non-voting. Notwithstanding the foregoing, in no event shall any Indebtedness convertible or exchangeable into Equity Interests constitute “Equity Interests” hereunder.

“Equivalent Amount” shall mean, with respect to an amount denominated in one currency, the amount in another currency that could be purchased by the amount in the first currency determined by reference to the Exchange Rate at the time of determination.   Where the permissibility of a transaction, accuracy of a representation or warranty or compliance with a covenant hereunder is determined by reference to amounts stated in U.S. dollars (or the Equivalent Amount in other currencies), the time of determination shall, in each case, be the time at which any applicable transaction is entered into (e.g. the time at which Indebtedness is incurred) or representation or warranty is made, and the permissibility of actions taken under this Agreement shall not be affected by, and no default, breach of this Agreement or Put Option Event shall arise as a result of, subsequent fluctuations in exchange rates.

“ERISA” shall mean the United States Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” shall mean, collectively, the Company, any Subsidiary thereof, and any Person under common control, or treated as a single employer, with the Company or any Subsidiary thereof, within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“ERISA Event” shall mean (i) a reportable event as defined in Section 4043 of ERISA with respect to a Title IV Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event; (ii) the applicability of the requirements of Section 4043(b) of ERISA with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, to any Title IV Plan where an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such plan within the following thirty (30) days; (iii) a withdrawal by the Company or any ERISA Affiliate thereof from a Title IV Plan or the termination of any Title IV Plan resulting in liability under Section 4063 or 4064 of ERISA; (iv) the withdrawal of the Company or any ERISA Affiliate thereof in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefore, or the receipt by the Company or any ERISA Affiliate thereof of notice from any Multiemployer Plan that it is insolvent pursuant to Section 4245 of ERISA; (v) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Title IV Plan or Multiemployer Plan; (vi) the imposition of liability on the Company or any ERISA Affiliate thereof pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the failure by the Company or any ERISA Affiliate thereof to make any required contribution to a Plan, or the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Title IV Plan (whether or not waived in accordance with Section 412(c) of the Code) or the failure to make by its due date a required installment under Section 430 of the Code with respect to any Title IV Plan or the failure to make any required contribution to a Multiemployer Plan; (viii) the determination that any Title IV Plan is considered an at-risk plan or a plan in endangered to critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (ix) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan; (x) the imposition of any liability under Title I or Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate thereof; (xi) an application for a funding waiver under Section 303 of ERISA or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Title IV Plan; (xii) the occurrence of a non-exempt prohibited transaction under Section 406 or 407 of ERISA for which the Company or any Subsidiary thereof may be directly or indirectly liable; (xiii) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Code by any fiduciary or disqualified person for which the Company or any ERISA Affiliate thereof may be directly or indirectly liable; (xiv) the occurrence of an act or omission which could give rise to the imposition on the Company or any ERISA Affiliate thereof of fines, penalties, taxes or related charges under Chapter 43 of the

Code or under Section 409, 502(c), (i) or (1) or 4071 of ERISA; (xv) the assertion of a material claim (other than routine claims for benefits) against any Plan or the assets thereof, or against the Company or any Subsidiary thereof in connection with any such plan; (xvi) receipt from the IRS of notice of the failure of any Qualified Plan to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any Qualified Plan to fail to qualify for exemption from taxation under Section 501(a) of the Code; (xvii) the imposition of any lien (or the fulfillment of the conditions for the imposition of any lien) on any of the rights, properties or assets of the Company or any ERISA Affiliate thereof, in either case pursuant to Title I or IV, including Section 302(f) or 303(k) of ERISA or to Section 401(a)(29) or 430(k) of the Code; or (xviii) the establishment or amendment by the Company or any Subsidiary thereof of any “welfare plan”, as such term is defined in Section 3(1) of ERISA, that provides post-employment welfare benefits in a manner that would increase the liability of the Company.

“ERISA Funding Rules” shall mean the rules regarding minimum required contributions (including any installment payment thereof) to Title IV Plans, as set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

“Erroneous Payment” shall have the meaning set forth in Section 8.14(a).

“Erroneous Payment Deficiency Assignment” shall have the meaning set forth in Section 8.14(d).

“Erroneous Payment Impacted Assigned Interests and Assigned Tail Royalty Interests” shall have the meaning set forth in Section 8.14(d).

“Erroneous Payment Return Deficiency” shall have the meaning set forth in Section 8.14(d).

“Exchange Rate” shall mean, as of any date, the rate at which any currency may be exchanged into another currency, as set forth on the relevant Reuters screen at or about 11:00 a.m. (Eastern time) on such date. In the event that such rate does not appear on the Reuters screen, the “Exchange Rate” shall be determined by reference to such other publicly available service for displaying exchange rates as may be reasonably designated by the Administrative Agent.

“Excluded Liabilities and Obligations” shall have the meaning set forth in Section 2.04.

“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to any Purchaser or required to be withheld or deducted from a payment to such Purchaser: (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (x) imposed as a result of such Purchaser being organized under the laws of, or having its principal office located in, the jurisdiction imposing such Tax (or any political subdivisions thereof) or (y) that are Other Connection Taxes, (ii) U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Purchaser pursuant to a law in effect on the date on which such Purchaser acquires the Assigned Interests, except to the extent that, pursuant to Section 5.10, amounts with respect to such Taxes were payable to such Purchaser’s assignor immediately before such Purchaser acquired the Assigned Interests, (iii) Taxes attributable to such Purchaser’s failure to comply with Section 5.10(b), and (iv) any U.S. federal withholding Taxes imposed under FATCA.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“FD&C Act” shall mean the U.S. Food, Drug and Cosmetic Act of 1938, 21 U.S.C. §§ 301 et seq. (or any successor thereto), as amended from time to time, and the rules, regulations, guidelines, guidance documents and compliance policy guides issued or promulgated thereunder.

“FDA” shall mean the United States Food and Drug Administration and any successor entity.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Financial Statements” shall mean the audited consolidated balance sheets of the Company and its Subsidiaries as of December 31, 2021, and the related audited consolidated statements of operations and cash flows for the Fiscal Year then ended.

“Fiscal Quarter” shall mean each three (3) month period commencing January 1, April 1, July 1 or October 1, provided, however, that (a) the first Fiscal Quarter of the Term shall extend from the Effective Date to the end of the first full Fiscal Quarter thereafter, and (b) the last Fiscal Quarter of the Term shall end upon the expiration or termination of this Agreement.

“Fiscal Year” shall mean the calendar year.

“Funded Amount” shall mean, as of any time of determination, the aggregate amount actually funded by the Purchasers under this Agreement in respect of Tranche A, Tranche B, and Tranche C.

“GAAP” shall mean generally accepted accounting principles in the United States in effect from time to time.

“Governmental Approval” shall mean any consent, authorization, approval, order, license, franchise, permit, certification, accreditation, registration, clearance or exemption that is issued or granted by or from (or pursuant to any act of) any Governmental Authority, including any application or submission related to any of the foregoing.

“Governmental Authority” shall mean any nation, government, branch of power (whether executive, legislative or judicial), state, province or municipality or other political subdivision thereof and any entity exercising executive, legislative, judicial, monetary, regulatory or administrative functions of or pertaining to government, including without limitation regulatory authorities, governmental departments, agencies, commissions, bureaus, officials, ministers, courts, bodies, boards, tribunals and dispute settlement panels, and other law-, rule- or regulation-making organizations or entities of any state, territory, county, city or other political subdivision of the United States, including the FDA and the United States Patent and Trademark Office.

“Governmental Licenses” shall mean all authorizations issuing from a Governmental Authority, including the FDA, based upon or as a result of applications to and requests for approval from a Governmental Authority for the right to manufacture, import, store, market, promote, advertise, offer for sale, sell, use and/or otherwise distribute the Product, which are owned by or licensed to the Company or any Subsidiary, acquired by the Company or any Subsidiary via assignment, purchase or otherwise or that the Company or any Subsidiary is authorized or granted rights under or to.

“Gross Sales” shall have the meaning set forth in the definition of “Net Sales.”

“Guarantee” of or by any Person (the “Guarantor”) shall mean any obligation, contingent or otherwise, of the Guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “Primary Obligor”) in any manner, whether directly or indirectly, and including any obligation of the Guarantor, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the Primary Obligor so as to enable the Primary Obligor to pay such Indebtedness or other obligation or (iv) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or other obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the Ordinary Course.

“Guarantor” shall have the meaning set forth in the definition of “Guarantee.”

“Hard Cap” shall mean an amount equal to the product of (i) the Funded Amount, multiplied by (ii) 1.75.

“Healthcare Laws” shall mean, collectively, all Laws applicable to the business, any product or the Product Commercialization and Development Activities of the Company and its Subsidiaries, whether U.S. or non-U.S., regulating the distribution, dispensing, importation, exportation, quality, manufacturing, labeling, promotion and provision of and payment for drugs, medical or healthcare products, items and services, including, without limitation, 45 C.F.R. et seq. (“HIPAA”); Section 1128B(b) of the Social Security Act, as amended; 42 U.S.C. § 1320a-7b (Criminal Penalties Involving Medicare or State Health Care Programs), commonly referred to as the “Federal Anti-Kickback Statute”; § 1877 of the Social Security Act, as amended; 42 U.S.C. § 1395nn (Limitation on Certain Physician Referrals), commonly referred to as “Stark Statute”; the

FD&C Act; all rules, regulations and guidance with respect to the provision of Medicare and Medicaid programs or services (42 C.F.R. Chapter IV et seq.); 10 U.S.C. §§1071 – 1110(b); 5 U.S.C. §§ 8901 – 8914; and all rules, regulations and guidance promulgated under or pursuant to any of the foregoing, including any non-U.S. equivalents.

“Hedging Agreement” shall mean any interest rate exchange agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement. Notwithstanding anything to the contrary in the foregoing, neither any Permitted Bond Hedge Transaction nor any Permitted Warrant Transaction shall be a Hedging Agreement.

“HIPAA” shall have the meaning set forth in the definition of “Healthcare Laws.”

“Immaterial Subsidiary” shall mean any Subsidiary of the Company that (i) individually constitutes or holds less than five percent (5%) of the Company’s consolidated total assets and generates less than five percent (5%) of the Company’s consolidated total revenue, and (ii) when taken together with all then existing Immaterial Subsidiaries, such Subsidiary and such Immaterial Subsidiaries, in the aggregate, would constitute or hold less than five percent (5%) of the Company’s consolidated total assets and generate less than five percent (5%) of the Company’s consolidated total revenue, in each case as pursuant to the most recent fiscal period for which financial statements were required to have been delivered pursuant to Section 5.01(h).

“Indebtedness” of any Person shall mean, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or similar instruments, (iii) all obligations of such Person upon which interest charges are customarily paid, (iv) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (v) all obligations of such Person in respect of the deferred purchase price of property or services, (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (vii) all Guarantees by such Person of Indebtedness of others, (viii) all Capital Lease Obligations of such Person, (ix) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (x) obligations under any Hedging Agreement, currency swaps, forwards, futures or derivatives transactions, (xi) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (xii) all obligations under any earn-out and guaranteed minimum milestone and other payments of such Person under any license or other agreements (but excluding any payments based on sales under any such license or other agreement), (xiii) any Disqualified Equity Interests of such Person and (xiv) any Off-Balance Sheet Liability; provided that, notwithstanding the foregoing, Indebtedness shall not include (A) accrued expenses, deferred rent, deferred Taxes, deferred compensation or customary obligations under employment agreements, or (B) accounts payable incurred in the ordinary course of business and not overdue by more than ninety (90) days. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Tax” shall mean (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of the Assigned Interests or any other Obligation and (ii) to the extent not otherwise described in clause (i), Other Taxes.

“Intellectual Property” shall mean intellectual property or proprietary rights of any kind anywhere in the world, including any rights in or to Patents, Trademarks, Copyrights and Trade Secrets.

“Intercreditor Agreement” shall mean the Intercreditor Agreement between Oaktree Fund Administration, LLC, as the administrative agent under the Oaktree Term Loan Facility, and Oaktree Fund Administration, LLC, as Administrative Agent on behalf of the Purchasers, acknowledged by the Company and each Subsidiary Guarantor as named therein, providing for the relative rights and priorities of the First Lien Claimholders (as defined therein) and the Purchaser Claimholders (as defined therein) with respect to the Collateral (as defined therein) as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time with the consent of the Administrative Agent.

“Invention” shall mean any novel, inventive or useful art, apparatus, method, process, machine (including any article or device), manufacture or composition of matter, or any novel, inventive and useful improvement in any art, apparatus, method, process, machine (including article or device), manufacture or composition of matter.

“Law” shall mean, collectively, all U.S. or non-U.S. federal, state, provincial, territorial, municipal or local statute, treaty, rule, guideline, regulation, ordinance, code or administrative or judicial precedent or authority, including any interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“License Agreement” shall mean any existing or future license, commercialization, co-promotion, collaboration, distribution, marketing or partnering agreement entered into before or during the Term by the Company or any of its Affiliates that grants a license to a Third Party under the Product Intellectual Property.

“Licensees” shall mean, collectively, the licensees and any sublicensees under each License Agreement; each a “Licensee”.

“Liens” shall mean (a) any mortgage, lien, license, pledge, hypothecation, charge, security interest, or other encumbrance of any kind or character whatsoever, whether or not filed, recorded or otherwise perfected under applicable Law, or any lease, title retention agreement, mortgage, restriction, easement, right-of-way, option or adverse claim (of ownership or possession) (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any other encumbrance on title to real property, any option or other agreement to sell, or give a security interest in, such asset and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes of any jurisdiction)) or any preferential arrangement that has the practical effect of creating a security interest and (b) in the case of Equity Interests, any purchase option, call or similar right of a third party with respect to such Equity Interests.

“Long Stop Date” shall mean December 31, 2024.

“Losses” shall mean collectively, any and all claims, damages, losses, judgments, awards, penalties, liabilities, costs and expenses (including reasonable attorneys’ fees and reasonable expenses of investigation) incurred in connection with defending any action, suit or proceeding, giving effect to any tax benefit realized by the indemnified party which is attributable to the Losses to which the indemnity claim relates.

“Majority Purchasers” shall mean, at any time, Purchasers having at such time in excess of fifty percent (50%) of the sum of the Commitments then in effect and the outstanding Funded Amount.

“Market Capitalization” shall mean, as of any date of determination, the total number of outstanding shares of the Company’s common Equity Interests as of the most recent Trading Day ending immediately prior to such date multiplied by the average of the VWAPs over the 30 consecutive Trading Days preceding the date of determination.

“Marketing Authorization” shall mean, with respect to the Product, the Regulatory Approval required by applicable Law to Commercialize the Product including, to the extent required by applicable Law for the Commercialization of the Product, all pricing approvals and government reimbursement approvals.

“Material Adverse Change” shall mean, with respect to the Company and its Subsidiaries, a material adverse change in the business, financial performance, operations, condition of the assets or liabilities of the Company and its Subsidiaries, taken as a whole.

“Material Adverse Effect” shall mean (a) the effect of a Material Adverse Change, (b) a material adverse change in or effect on the legality, validity, binding effect or enforceability of any of the Transaction Documents or the rights, remedies and benefits available to, or conferred on, the Purchasers thereunder, or (c) any material adverse effect on the Product or the ability of the Company to distribute, market and/or otherwise Commercialize the Product within the United States.

“Material Contract” shall mean any contract specifically related to the Product and the Commercialization and/or Development thereof required to be disclosed (including amendments thereto) under regulations promulgated under the Securities Act of 1933 or Securities Exchange Act of 1934, as may be amended. Notwithstanding the foregoing, employment and management contracts shall not be Material Contracts.

“Material Subsidiary” shall mean any Subsidiary of the Company that is not an Immaterial Subsidiary.

“MOIC” shall mean, as of any date of determination, the aggregate amount of payments received by the Purchasers under this Agreement, divided by the Funded Amount as of such date.

[***].

“Multiemployer Plan” shall mean any multiemployer plan, as defined in Section 400l(a)(3) of ERISA, to which any ERISA Affiliate incurs or otherwise has any obligation or liability, contingent or otherwise

“NDA” shall mean, with respect to the Product, (i) a new drug application (as defined in the FD&C Act) and (ii) all supplements and amendments that may be filed with respect thereto.

“Net Sales” shall mean the gross amount billed or invoiced in transactions (“Gross Sales”) by the Company and any of its Affiliates or a Licensee (each of the foregoing persons and entities, for purposes of this definition, shall be considered a “Selling Party”), for sales or other dispositions of the Product to a Third Party in the United States by the Company, its Affiliates or such Licensee (including amounts received by the Company or its Affiliates in the form of milestone, upfront or other similar payments received pursuant to any agreement relating to Product Commercialization and Development Activities), less the sum of the following (to the extent not reimbursed by any Third Party and without duplication):

(a)reasonable and customary rebates, chargebacks, quantity, trade and similar discounts, credits and allowances and other price reductions reasonably and actually granted, allowed, incurred or paid;
(b)discounts (including cash discounts and quantity discounts), coupons, retroactive price reductions, charge back payments and rebates for sales paid for by managed care organizations or to Governmental Authorities (including, but not limited to, payments made under the “Medicare Part D Coverage Gap Discount Program” and the “Annual Fee for Branded Pharmaceutical Manufacturers” specific to the Product), in each case, as applied to sales of the Product and actually given to customers;
(c)reasonable and customary credits and allowances taken upon rejection, return or recall of the Product;
(d)reasonable and customary freight and insurance costs incurred with respect to the shipment of the Product to customers, in each case if charged separately and invoiced to the customer;
(e)customs duties, surcharges and other similar governmental charges incurred in connection with the exportation or importation of the Product to the extent included in the gross amount invoiced;
(f)Value Added Tax, and that portion of annual fees due under Section 9008 of the United States Patient Protection and Affordable Care Act of 2010 (Pub. L. No. 111-148) and any other fee imposed by any equivalent applicable law, in each of the foregoing cases, that is allocable to sales of the Product in accordance with the Selling Party’s standard policies and procedures consistently applied across its products, as adjusted for rebates and refunds, imposed in connection with the sales of the Product to any Third Party (excluding any taxes based on income); and

(g)actual uncollectible debt amounts with respect to sales of the Product, provided that if the debt is thereafter paid, the corresponding amount shall be added to the Net Sales of the period during which it is paid.

Such amounts shall be determined consistent with a Selling Party’s customary practices, and in accordance with GAAP. For the avoidance of doubt, Net Sales shall not include any payments or other consideration received by the Company or its Affiliates from any Licensee with respect to the Development and/or Commercialization of the Product.

Sale or transfer of a Product between any of the Selling Parties shall not result in any Net Sales (unless the Selling Party purchaser or transferee is the ultimate end user of the Product), with Net Sales to be based only on any subsequent sales or dispositions to a non-Selling Party.  For clarity, (i) Net Sales shall not include amounts or other consideration received by a Selling Party from a non-Selling Party in consideration of the grant of a (sub)license or co-promotion or distribution right to such non-Selling Party, provided that such consideration is not in lieu of all or a portion of the transfer price of the Product, (ii) sales to a Third Party distributor, wholesaler, group purchasing organization, pharmacy benefit manager, or retail chain customer shall be considered sales to a non-Selling Party to the extent that no additional consideration is received by a Selling Party for the subsequent use or re-sale by any such distributor, wholesaler, group purchasing organization, pharmacy benefit manager, or retail chain customer, as applicable, (iii) Net Sales by a Selling Party to a non-Selling Party consignee are not recognized as Net Sales by such Selling Party until the non-Selling Party consignee sells the Product, (iv) if a Selling Party receives in-kind consideration for the sale of the Product, then Net Sales shall be calculated as the fair market value of all consideration received by a Selling Party in respect of the Product, whether such consideration is in cash, payment in kind, exchange or other form, as determined in good faith by the Selling Party and (v) Net Sales shall exclude transfers or dispositions for charitable, promotional, pre-clinical, clinical, regulatory, or governmental purposes, to the extent consideration is not received for such transfers or dispositions that is in excess of the fully burdened manufacturing cost of the applicable quantity of the Product so transferred or disposed.

With respect to sales of the Product invoiced in U.S. dollars, Net Sales shall be determined in U.S. dollars.  No amount for which deduction is permitted pursuant to this definition shall be deducted more than once.

If any Product is sold in the U.S. with another product or therapy that is not a Product for a single invoice price (each a “Combination”), then the Net Sales for any such Product shall be calculated by multiplying actual Net Sales of such Combination by the fraction A/(A+B) where “A” is the weighted average invoice price of the Product, when sold separately in the U.S. during the applicable accounting period in which the sales of the Combination were made, and “B” is the combined weighted average invoice prices of all of the products or therapies other than the Product contained in such Combination, when sold separately in the U.S. during such same accounting period.  If the Product or any of the other products or therapies contained in such Combination is not sold separately in the U.S. during such accounting period, the Company and Administrative Agent shall mutually determine the Net Sales for the Product based on the relative contribution of the Product and the other products or therapies in the Combination in good faith.

If the Company or any of its Affiliates recover monetary damages, settlement amounts or other monetary recovery with respect to the Product from a Third Party in a claim brought for infringement, misappropriation or other violation of any Intellectual Property, (A) such damages will be allocated first to the reimbursement of any expenses incurred by the Company or such Affiliates, as applicable, for bringing such action (including reasonable attorney’s fees) not already reimbursed from other damages awarded under the same action, and (B) any remaining amount of such damages will be reduced, if and to the extent applicable, to allocate recovered damages to Third Party licensors of such Intellectual Property (other than damages for lost royalties), only as required under any then pre-existing license or other agreements, then any other remaining amount of such damages, settlement amounts or other monetary recovery after application of (A) and (B) will be included as Net Sales.

“Oaktree Purchaser” shall mean any Purchaser that is an Affiliate or managed fund or account of Oaktree Capital Management, L.P.

“Oaktree Term Loan Facility” shall mean the Credit Agreement and Guaranty, dated as of April 19, 2022, by and among BioXcel Therapeutics, Inc., as the Borrower, the subsidiary guarantors from time to time party thereto, the lenders from time to time party thereto, and Oaktree Fund Administration, LLC, as the administrative agent (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms of the Intercreditor Agreement).

“Obligations” shall mean any and all obligations of the Company under the Transaction Documents.

“OFAC” shall have the meaning set forth in the definition of “Anti-Terrorism Laws.”

“Off-Balance Sheet Liability” of a Person shall mean (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) any indebtedness, liability or obligation under any so-called “synthetic lease” transaction entered into by such Person, or (c) any indebtedness, liability or obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person (other than operating leases).

“Option Right” shall have the meaning set forth in the definition of “Change of Control.”

“Ordinary Course” shall mean ordinary course of business or ordinary trade activities that are customary for similar businesses in the normal course of their ordinary operations and not while in financial distress.

“Organic Document” shall mean, for any Person, such Person’s formation documents, including, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement, operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to such Person’s Equity Interests, or any equivalent document of any of the foregoing.

“Other Connection Taxes” shall mean, with respect to each Purchaser, Taxes imposed as a result of a present or former connection between such Purchaser and the jurisdiction imposing such

Tax (other than connections arising from such Purchaser having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Transaction Document).

“Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

[***].

“Patents” shall mean (i) all domestic, national, regional and foreign patents, patent rights, patent applications, provisional applications, patent disclosures and Invention disclosures issued or filed, (ii) any patent applications filed from such patents, patent rights, patent applications, provisional applications, patent disclosures and Invention disclosures claiming priority to any of these, including renewals, divisionals, continuations, continuations-in-part, substitutions, provisionals, converted provisionals, and continued prosecution applications, (iii) any patents that have issued or in the future issue from the foregoing described in clauses (i) and (ii), including utility models, petty patents and design patents and certificates of invention, and (iv) all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations, revisions, and term extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications described in clauses (i), (ii) and (iii), including the Inventions claimed in any of the foregoing and any priority rights arising therefrom.

“Patriot Act” shall mean the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

“Payment Recipient” shall have the meaning set forth in Section 8.14(a).

“PBGC” shall mean the United States Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permits” shall mean licenses, Governmental Licenses, certificates, accreditations, Regulatory Approvals, other authorizations, registrations, permits, consents, clearances and approvals required in connection with the conduct of the Company’s or any Subsidiary’s business or to comply with any applicable Laws, and those issued by state governments for the conduct of the Company’s or any Subsidiary’s business.

“Permitted Bond Hedge Transaction” shall mean any call or capped call option (or substantively equivalent derivative transaction) relating to the Company’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of the Company) that is (A) purchased by the Company in connection with the issuance of any Permitted Convertible Debt, (B) settled in common stock of the Company (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of the Company’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Company and (C) on terms and conditions customary for bond hedge transactions in respect of broadly distributed 144A convertible bond transactions as reasonably determined by the Company.

“Permitted Cash Equivalent Investments” means (i) marketable direct obligations issued or unconditionally guaranteed by the United States or any member states of the European Union or any agency or any state thereof having maturities of not more than one (1) year from the date of acquisition, (ii) commercial paper maturing no more than two hundred seventy (270) days after the date of acquisition thereof and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., (iii) certificates of deposit maturing no more than one (1) year after issue that are issued by any bank organized under the Laws of the United States, or any state thereof, or the District of Columbia, or any U.S. branch of a foreign bank having, at the date of acquisition thereof, combined capital and surplus of not less than $500,000,000 (or the Equivalent Amount in other currencies), (iv) any investments compliant with the Company’s investment policy in the form provided to the Administrative Agent prior to the Effective Date, subject to amendments to such investment policy approved by the Administrative Agent in writing (such approval not to be unreasonably withheld, conditioned or delayed), and (v) any money market or similar funds that exclusively hold any of the foregoing.

“Permitted Convertible Debt” shall mean unsecured Indebtedness of the Company that is convertible into shares of common stock of the Company, cash or a combination thereof (such amount of cash determined by reference to the price of the Company’s common stock or such other securities or property), or cash in lieu of fractional shares of common stock of the Company.

“Permitted Holder” shall mean BioXcel LLC and its Affiliates.

“Permitted Indebtedness” shall mean:

(a)any payment obligations hereunder to the extent constituting Indebtedness;
(b)Indebtedness existing on the date hereof and set forth on Schedule 3.17(a) and Permitted Refinancings thereof; provided, that, if such Indebtedness is intercompany Indebtedness, (x) any Permitted Refinancing of such Indebtedness shall also be intercompany Indebtedness among the same parties and (y) such Indebtedness and any Permitted Refinancing thereof, to the extent it is Indebtedness owed by the Company to any Subsidiary of the Company, shall be subject to an intercompany subordination agreement in form and substance acceptable to the Administrative Agent;
(c)accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the Ordinary Course of the Company’s or such Subsidiary’s business in accordance with customary terms and paid within the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP;
(d)Indebtedness consisting of guarantees resulting from the endorsement of negotiable instruments for collection in the Ordinary Course;
(e)Permitted Priority Debt;

(f)Indebtedness of a Subsidiary owing to any other Subsidiary or the Company;
(g)Indebtedness of the Company to a Subsidiary, provided, that such Indebtedness shall be subject to an intercompany subordination agreement in form and substance acceptable to the Administrative Agent; provided, further, that the aggregate outstanding principal amount of such Indebtedness shall not exceed $[***] at any time;
(h)Ordinary Course Capital Lease Obligations and equipment and software financing and leasing; provided that (i) if secured, the collateral therefor consists solely of the assets being financed, the products and proceeds thereof and books and records related thereto and (ii) the outstanding principal amount of such Indebtedness does not exceed $[***] (or the Equivalent Amount in other currencies) in the aggregate at any time;
(i)Indebtedness under (i) Permitted Hedging Agreements and (ii) Permitted Bond Hedge Transactions not exceeding, net of the proceeds of any Permitted Warrant Transactions entered in connection therewith, [***]% of the proceeds obtained in the related Permitted Convertible Debt issuance;
(j)Indebtedness assumed pursuant to any Acquisition; provided that (i) the aggregate outstanding principal amount of Indebtedness permitted pursuant to this clause (i) (and any Permitted Refinancing thereof) shall not exceed $[***] (or the Equivalent Amount in other currencies) at any time outstanding and (ii) no such Indebtedness was created or incurred in connection with, or in contemplation of, such Acquisition;
(k)other Indebtedness in an aggregate outstanding principal amount not to exceed $[***] (or the Equivalent Amount in other currencies);
(l)Permitted Convertible Debt in an aggregate principal amount not to exceed $[***] in principal amount at any time outstanding;
(m)Indebtedness in respect of letters of credit, bank guarantees, bankers’ acceptances or similar instruments issued or created, or related to obligations or liabilities incurred, in the Ordinary Course, including in respect of workers compensation claims, health, disability or other employee benefits or property, leases, commercial contracts, casualty or liability insurance or self-insurance or other reimbursement-type obligations regarding workers compensation claims;
(n)Indebtedness arising in connection with the financing of insurance premiums in the Ordinary Course;
(o)Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations arising in the Ordinary Course;
(p)Indebtedness in respect of netting services, overdraft protections, business credit cards, purchasing cards, payment processing, automatic clearinghouse arrangements, arrangements in respect of pooled deposit or sweep accounts, check endorsement guarantees, and otherwise in connection with deposit accounts or cash management services in each case in the Ordinary Course;

(q)purchase price adjustments, indemnity payments and other deferred purchase price obligations in connection with any Acquisition; and
(r)Permitted Warrant Transactions that constitute Indebtedness.

“Permitted Intercreditor Agreement” shall have the meaning set forth in Section 7.18.

“Permitted Licensing Agreement” shall mean (A) any outbound non-exclusive license for the use of the Intellectual Property of the Company or any of its Subsidiaries entered into in the Ordinary Course, (B) exclusive licenses limited (i) in territory solely with respect to a specific country or geographic region outside of the United States or (ii) to the promotion, manufacture or sale solely of products other than the Product, in each case (i) and (ii) for the use of the Intellectual Property of the Company or any of its Subsidiaries entered into in the Ordinary Course, (C) any promotion, manufacture or other collaborative arrangements with a third party in which the Company or any of its Subsidiaries grants a third party licenses under any of its Intellectual Property, but does not grant such third party the right to sell the Product; provided, that with respect to each such license described in clauses (A) through (C), the license (w) is negotiated at arm’s length for fair market value, (x) does not provide for a sale or assignment of any such Intellectual Property, (y) does not restrict the ability of the Company or any of its Subsidiaries, as applicable, to pledge, grant a security interest in or lien on any such Product Intellectual Property, and (z) is commercially reasonable (as determined by the Company in good faith) or (D) any license to which the Administrative Agent consents (such consent not to be unreasonably withheld).

“Permitted Liens” shall mean:

(a)Liens created in favor of the Purchasers on or after the Effective Date pursuant to the Security Agreement and any other Transaction Document;
(b)Liens securing Ordinary Course Capital Lease Obligations; provided that such Liens are restricted solely to the collateral described in subsection (g) of the definition of “Permitted Indebtedness;”
(c)Liens imposed by any Law arising in the Ordinary Course, including (but not limited to) carriers’, warehousemen’s, landlords’, and mechanics’ liens, liens relating to leasehold improvements and other similar Liens arising in the Ordinary Course which (x) do not in the aggregate materially detract from the value of the property subject thereto or materially impair the use thereof in the operations of the business of such Person or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject to such Liens and for which adequate reserves have been made if required in accordance with GAAP;
(d)pledges, deposits or other Liens made in the Ordinary Course (x) in connection with bids, contract leases, appeal bonds, workers’ compensation, unemployment insurance or other similar social security legislation, or (y) securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Company or any Subsidiary;

(e)Liens securing Taxes, assessments and other governmental charges, the payment of which is not yet due or is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made;
(f)any Liens set forth on Schedule 3.04(a) and renewals and extensions thereof in connection with Permitted Refinancings of the Indebtedness being secured by such Lien; provided that (i) no such Lien (including any renewal or extension thereof) shall extend to any other property or asset of the Company or any of its Subsidiaries and (ii) any such Lien shall secure only those obligations which it secures on the date hereof and renewals, extensions and replacements thereof in connection with Permitted Refinancings of the Indebtedness being secured by such Lien that do not increase the outstanding principal amount thereof;
(g)servitudes, easements, rights of way, restrictions and other similar encumbrances on real property imposed by any Law and Liens consisting of zoning or building restrictions, easements, licenses, restrictions on the use of real property or minor imperfections in title thereto which, in the aggregate, are not material, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company or its Subsidiaries;
(h)with respect to any real property, (i) such defects or encroachments as might be revealed by an up-to-date survey of such real property; (ii) the reservations, limitations, provisos and conditions expressed in the original grant, deed or patent of such property by the original owner of such real property pursuant to all applicable Laws; and (iii) rights of expropriation, access or user or any similar right conferred or reserved by or in any Law, which, in the aggregate for clauses (i), (ii) and (iii), are not material, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company or its Subsidiaries;
(i)bankers’ liens, rights of setoff and similar Liens incurred on deposits made in the Ordinary Course;
(j)any Lien to secure Indebtedness described in clause (i) of “Permitted Indebtedness”; provided that (i) such Lien is not created in contemplation of or in connection with such Acquisition, (ii) such Lien shall not apply to any other property or assets of the Company or any of its Subsidiaries other than the assets subject to such Liens immediately prior to the consummation of such Acquisition and (iii) such Lien shall secure only those obligations that it secured immediately prior to the consummation of such Acquisition and Permitted Refinancings thereof;
(k)Liens securing Indebtedness described in clauses (m), (n), (o), and (p) of the definition of “Permitted Indebtedness;”
(l)any judgment lien or lien arising from decrees or attachments not constituting a Put Option Event;

(m)Liens arising from precautionary UCC financing statement filings regarding operating leases of personal property and consignment arrangements entered into in the Ordinary Course;
(n)other Liens which secure obligations in an aggregate amount not to exceed $[***] (or the Equivalent Amount in other currencies) at any time outstanding;
(o)Liens securing Indebtedness described in clause (e) of “Permitted Indebtedness” and subject to the Intercreditor Agreement or another Permitted Intercreditor Agreement;
(p)Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods and incurred in the Ordinary Course;
(q)Liens on cash and Permitted Cash Equivalent Investments securing obligation under Permitted Hedging Agreements;
(r)(i) Liens to secure payment of workers’ compensation, employment insurance, old age pensions, social security and other like obligations incurred in the Ordinary Course (other than Liens imposed by ERISA) and (ii) deposits in respect of letters of credit, bank guarantees or similar instruments issued for the account of the Company or any Subsidiary in the Ordinary Course;
(s)Permitted Licensing Agreements and, solely with respect to assets owned by third parties and licensed or leased to the Company or any of its Subsidiaries, retained interests or title of licensors or lessors that do not conflict with the Company’s or any such Subsidiaries’ use thereof;
(t)Liens solely on any cash earnest money deposits made by the Company or any of the Subsidiaries in connection with any letter of intent, purchase agreement or other documentation in respect of an Acquisition or other investment; and
(u)Liens arising out of any sale-leaseback transaction, so long as such Liens attach only to the property sold and being leased in such transaction and any accessions and additions thereto or proceeds and products thereof and related property.

“Permitted Priority Debt” shall mean (a) the Oaktree Term Loan Facility and (b) Indebtedness in an aggregate principal amount outstanding not to exceed, together with any Indebtedness in respect of the Oaktree Term Loan Facility, the greater of (x) $[***] and (y) [***]% of the Market Capitalization of the Company measured as of the date of incurrence thereof or at the option of the Company, as of the date of the entry into a binding commitment for the incurrence or issuance thereof (including in the case of Indebtedness to be incurred in connection with any acquisition, the date of the definitive agreement relating to such acquisition); provided, that the Yield of such Indebtedness shall not exceed the Yield Cap (determined as of the date of the incurrence thereof).

“Permitted Refinancing” shall mean, with respect to any Indebtedness permitted to be modified, refinanced, replaced, refunded, replaced, renewed or extended hereunder, any modification, refinancing, refunding, replacement, renewal or extension of such Indebtedness;

provided that (i) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, replaced, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other amounts paid, and fees and expenses incurred (including any original issue discount and commitment fees), in connection with such modification, refinancing, refunding, replacement, renewal or extension and by an amount equal to any existing revolving commitments unutilized thereunder, and (ii) the Indebtedness resulting from such modification, refinancing, replacement, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, replaced, renewed or extended (other than customary bridge loans that are exchangeable into loans, notes or securities).

“Permitted Warrant Transaction” shall mean any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to the Company’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of the Company) sold by the Company and with recourse to the Company only, substantially concurrently with any purchase by the Company of a Permitted Bond Hedge Transaction and settled in common stock of the Company, cash or a combination thereof (such amount of cash determined by reference to the price of the Company’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Company.

“Person” shall mean an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, but not including a government or political subdivision or any agency or instrumentality of such government or political subdivision.

“Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Primary Obligor” shall have the meaning set forth in the definition of “Guarantee.”

“Product” shall mean the pharmaceutical product referred to as BXCL 501, which is a proprietary, orally dissolving thin film formulation of dexmedetomidine, a selective alpha-2a receptor agonist, as further described on Schedule 2, including any and all dosage forms, presentations, dosages and formations, including all improvements and modifications on or to the foregoing, in each case in which dexmedetomidine is the sole therapeutically active pharmaceutical ingredient, across all marketed indications in the United States.

“Product Authorizations” shall mean any and all approvals of any Governmental Authority (including the NDA, investigational new drug applications, Product Standards, supplements, amendments, pre- and post-approvals, governmental price and reimbursement approvals and approvals of applications for regulatory exclusivity), in each case, necessary to be held or maintained by, or for the benefit of, the Company or any of its Subsidiaries or its Affiliates for the

ownership, use, Development and/or Commercialization of the Product or for any Product Commercialization and Development Activities with respect thereto in the United States.

“Product Commercialization and Development Activities” shall mean, with respect to the Product, any combination of research, Development, manufacture, import, use, sale, licensing, importation, exportation, shipping, storage, handling, design, labeling, marketing, promotion, supply, distribution, testing, packaging, purchasing or other Commercialization activities, receipt of payment in respect of any of the foregoing (including, in respect of licensing, royalty milestone or similar payments), or any similar or other activities the purpose of which is to commercially exploit the Product in the United States.

“Product Intellectual Property” shall mean Intellectual Property issued, registered, or subject to a pending application for issuance or registration in, or otherwise arising under the laws of, the United States that (a) is Controlled by the Company or any of its Subsidiaries and (b) claims or covers the Product (or the manufacture or use thereof) or any Product Commercialization and Development Activities, including any non-published and proprietary information or data contained in any NDA for the Product.

“Product Patent” shall mean any Patent that constitutes Product Intellectual Property.

“Product Standards” shall mean all safety, quality and other specifications and standards applicable to the Product, including all pharmaceutical, biological and other standards promulgated by any of the organizations that create, sponsor or maintain safety, quality or other standards, including ISO, ANSI, CEN and SCC and the like.

“Prohibited Payment” shall mean any bribe, rebate, payoff, influence payment, kickback or other payment or gift of money or anything of value (including meals or entertainment) to any officer, employee or ceremonial office holder of any government or instrumentality thereof, political party or supra-national organization (such as the United Nations), any political candidate, any royal family member or any other person who is connected or associated personally with any of the foregoing that is prohibited under any Law for the purpose of influencing any act or decision of such payee in his official capacity, inducing such payee to do or omit to do any act in violation of his lawful duty, securing any improper advantage or inducing such payee to use his influence with a government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality.

“Proportionate Share” shall mean, with respect to any Purchaser, the percentage obtained by dividing (i) the sum of the Commitments then in effect and the outstanding Funded Amount of such Purchaser by (ii) the sum of the Commitments then in effect and the outstanding Funded Amount of all Purchasers.

“Purchase Price” shall mean, with respect to each tranche, the Tranche A Purchase Price, the Tranche B Purchase Price and the Tranche C Purchase Price, as applicable.

“Purchasers” shall have the meaning set forth in the first paragraph hereof, and shall also include any permitted successors or assigns thereof.

“Purchasers Indemnified Party” shall have the meaning set forth in Section 7.05(a).

“Put Option” shall have the meaning set forth in Section 5.05(a).

“Put Option Closing Date” shall have the meaning set forth in Section 5.05(a).

“Put Option Event” shall mean any one of the following events:

(a)any Bankruptcy Event; or
(b)a Change of Control shall have occurred; or
(c)any sale, out-licensing of all or substantially all of the rights in and to the Product in the United States or other form of divestment of all or substantially all of the rights in and to the Product in the United States, in each case other than any Permitted Licensing Agreement; or
(d)the Company shall fail (i) to pay, when and as required to be paid herein, any amount of any Revenue Interest Payment when and as the same shall become due and payable, whether at the due date thereof, at a date fixed for prepayment thereof or otherwise, or (ii) to pay or reimburse the Purchasers for any other Obligations not described in the preceding clause (i), and, in each case, such failure shall continue for a period of ten (10) Business Days following the due date therefor (or, if there is no due date therefor, within ten (10) Business Days following the Purchasers’ demand for any such payment or reimbursement); or
(e)the Company or any Subsidiary shall fail or neglect to perform, keep or observe any other provision of this Agreement or of any of the other Transaction Documents (other than any provision embodied in or covered by any other clause of this definition) and such failure shall reasonably be expected to have a Material Adverse Effect, and, in the case of any failure that is capable of cure, the same shall remain unremedied for thirty (30) days or more following the earlier to occur of (a) notice thereof furnished to the Company by the Purchasers and (b) the date any officer of the Company has (or reasonably should have had) knowledge of the occurrence of the acts or omissions that constitute such failure.

“Put Option Trigger” shall have the meaning set forth in Section 5.05(a).

“Put/Call Price” shall mean, as of any date of determination, the greater of (X) the Tail Royalty Put/Call Price and (Y) an amount sufficient that, giving effect to the payment of the Put/Call Price and all other payments made by the Company to the Purchasers pursuant to this Agreement, (i) the MOIC equals 1.225x if such date is before the one-year anniversary of the Tranche A Funding Date, (ii) the MOIC equals 1.375x if such date is on or after the one-year anniversary of the Tranche A Funding Date and before the two-year anniversary of the Tranche A Funding Date, (iii) the MOIC equals 1.525x if such date is on or after the two-year anniversary of the Tranche A Funding Date and before the three-year anniversary of the Tranche A Funding Date, and (iv) the MOIC equals 1.750x if such date is on or after the three-year anniversary of the Tranche A Funding Date.

“QIA Purchaser” shall mean any Purchaser that is an Affiliate of Qatar Investment Authority.

“Qualified Equity Interest” shall mean, with respect to any Person, any Equity Interest of such Person that is not a Disqualified Equity Interest.

“Qualified Plan” shall mean an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (i) that is or was at any time maintained or sponsored by the Company or any ERISA Affiliate thereof or to which the Company or any ERISA Affiliate thereof has ever made, or was ever obligated to make, contributions, and (ii) that is intended to be tax qualified under Section 401(a) of the Code.

“Quarterly Report” shall mean, with respect to the relevant Fiscal Quarter of the Company, a report showing the Revenue Interest Payment due to the Administrative Agent for such Fiscal Quarter, which report shall include a calculation of Net Sales, reconciled, to the extent applicable, with the Company’s consolidated statements of operations; provided that, with respect to Net Sales by any Licensee, if the Company receives the applicable reporting from such Licensee necessary for the Company to determine such Licensee’s Net Sales fewer than fifteen Business Days prior to the due date for a Quarterly Report, the Company may, at its option, include such Net Sales on the Quarterly Report for the subsequent Fiscal Quarter and pay any Revenue Interest Payments or Tail Royalty Payments on such Net Sales concurrently with delivery of such subsequent Quarterly Report in accordance with Section 2.02(d).

“Referral Source” shall have the meaning set forth in Section 3.07(b).

“Registered Product IP” shall mean all Product Intellectual Property that is issued by, registered with, renewed by or the subject of a pending application before any Governmental Authority or domain name registrar.

“Regulatory Agency” shall mean a Governmental Authority with responsibility for the approval of the manufacture, use, storage, import, export, transport, or Commercialization of the Product in the United States.

“Regulatory Approval” shall mean all approvals, product and/or establishment licenses, registrations, certificates, permits, authorizations and supplements thereto, as well as associated materials (including the product dossier) of any Regulatory Agency necessary for the manufacture, use, storage, import, export, transport, or Commercialization of the Product in the United States.

“Revenue Interest Payment(s)” shall have the meaning set forth in Section 2.02(a).

“Revenue Interest Period” shall mean the period from, and including, the Tranche A Funding Date through, and including, September 30, 2032, unless earlier terminated upon (i) the Purchasers’ exercise of the Put Option or the Company’s exercise of the Call Option, in each case upon payment of the Put/Call Price, (ii) the termination of this Agreement by the Company pursuant to Section 6.01 or (iii) the date on which the Company has made payments to the Purchasers in an amount equal to the Hard Cap; provided that the Revenue Interest Period shall be reinstated in the event that the Hard Cap is no longer met after giving effect to an increase in the Funded Amount.

“Sanction” shall mean any international economic or financial sanction or trade embargo imposed, administered or enforced from time to time by the United States Government (including,

without limitation, OFAC), the United Nations Security Council, the European Union or its Member States, Her Majesty’s Treasury or other relevant sanctions authority where the Company is located or conducts business.

“Sanctioned Person” shall mean, at any time, (i) any Person listed in any Sanctions-related list of designated Persons maintained by the United States Government (including OFAC), the United Nations Security Council, the European Union or its Member States, Her Majesty’s Treasury, or other relevant sanctions authority, (ii) any Person organized or resident in a Designated Jurisdiction or (iii) any Person fifty percent (50%) or more owned or is controlled by any such Person or Persons described in the foregoing clause (i) or (ii).

“Secured Parties” shall mean the Purchasers, the Administrative Agent and any of their respective permitted transferees or assigns.

“Security Agreement” shall mean the Security Agreement between the Company and the Administrative Agent providing for, among other things, the grant by the Company in favor of the Administrative Agent, for the benefit of the Secured Parties, of a valid continuing, perfected lien on and security interest in, the Collateral, which Security Agreement shall be substantially in the form of Exhibit A.

“Subsidiary” shall mean, with respect to any Person, any other Person controlled by such first Person, directly or indirectly, through one or more intermediaries. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company.

“Tail Royalty Condition” shall mean the occurrence of the Tranche B Funding Condition.

“Tail Royalty Payment” shall have the meaning set forth in Section 2.02(b).

“Tail Royalty Percentage” shall mean 0.375%.

“Tail Royalty Period” shall mean the period on and commencing from the earlier of (i) the date on which the Purchasers have received payments from the Company pursuant to this Agreement in an amount equal to the Hard Cap (including after giving effect to the funding of Tranche C) and (ii) September 30, 2032, through and including March 31, 2036; provided that the Tail Royalty Period shall be suspended in the event that the Hard Cap is no longer met after giving effect to an increase in the Funded Amount and shall not recommence until the Hard Cap is reached again; provided further that the Tail Royalty Period shall not commence unless and until the Tail Royalty Condition has occurred.

“Tail Royalty Put/Call Price” shall mean, as of any date of determination, (A) prior to the third anniversary of the Effective Date, $0 and (B) on or after the third anniversary of the Effective Date, an amount sufficient that giving effect to the payment of the Put/Call Price and all other payments made by the Company to the Purchasers under this Agreement, the MOIC equals 2.25x.

“Tax” or “Taxes” shall mean any federal, state, local or foreign tax, levy, impost, duty, assessment, fee, deduction or withholding (including backup withholding) or other charge, including all excise, sales, use, value added, transfer, stamp, documentary, filing, recordation and other fees imposed by any taxing authority (and interest, fines, penalties and additions related thereto).

“Tax Return” shall mean any report, return, form (including elections, declarations, statements, amendments, claims for refund, schedules, information returns or attachments thereto) or other information supplied or required to be supplied to a Governmental Authority with respect to Taxes.

“Term” shall have the meaning set forth in Section 6.01.

“Term Sheet” shall mean the Letter of Intent between the Company and Oaktree Capital Management, L.P., dated December 7, 2021, as amended on February 24, 2022.

“Third Party” shall mean any Person other than the Purchasers or the Company.

“Title IV Plan” shall mean an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (i) that is or was at any time maintained or sponsored by the Company or any ERISA Affiliate thereof or to which the Company or any ERISA Affiliate thereof has ever made, or was obligated to make, contributions, and (ii) that is or was subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA.

“Trade Secrets” shall mean all know-how, trade secrets and other proprietary or confidential information, any information of a scientific, technical, or business nature in any form or medium, Inventions and Invention disclosures, all documented research, developmental, demonstration or engineering work (including all novel manufacturing methods), and all other technical data, clinical data and information related thereto, including laboratory notebooks, chemical and biological materials (including any compounds, DNA, RNA, clones, vectors, cells and any expression product, progeny, derivatives or improvements thereto) and the results of experimentation and testing, including samples.

“Trademarks” shall mean all trade names, trademarks and service marks, trade dress, corporate names, logos, Internet domain names, IP addresses, social media handles, uniform resource locators and other indicia of origin, trademark and service mark registrations, and applications for trademark and service mark registrations, whether or not registered, and any and all common law rights thereto, including (i) all renewals of trademark and service mark registrations and (ii) all rights whatsoever accruing thereunder or pertaining thereto throughout the world, together, in each case, with the goodwill of the business connected with the use thereof and symbolized thereby.

“Trading Day” means a day on which the Company’s common Equity Interests are traded on a Trading Market or, if the Company’s common Equity Interests are not traded on a Trading Market, then on the principal securities exchange or securities market on which the Company’s common Equity Interests are then traded.

“Trading Market” means any market or exchange of The Nasdaq Stock Market LLC or the New York Stock Exchange.

“Tranche A” shall mean a funding in the amount of the Tranche A Purchase Price.

“Tranche A Funding Condition” shall mean the occurrence of each of (i) BXCL 501 FDA Approval, (ii) the funding date of the Tranche A Term Loans (as defined in the Oaktree Term Loan Facility), and (iii) June 30, 2022.

“Tranche A Funding Date” shall have the meaning set forth in Section 2.03(c).

“Tranche A Purchase Price” shall mean $30,000,000.

“Tranche B” shall mean a funding in the amount of the Tranche B Purchase Price.

“Tranche B Funding Condition” shall mean the occurrence of each of (i) [***], (ii) Net Sales exceeding $[***] during any consecutive twelve (12) month period, (iii) [***] and (iv) [***].

“Tranche B Funding Date” shall have the meaning set forth in Section 2.03(c).

“Tranche B Purchase Price” shall mean $45,000,000.

“Tranche C” shall mean a funding of the Tranche C Purchase Price.

“Tranche C Funding Condition” shall mean the occurrence of each of (i) [***], (ii) Net Sales exceeding $[***] during any consecutive twelve (12) month period, (iii) [***] and (iv) [***].

“Tranche C Funding Date” shall have the meaning set forth in Section 2.03(c).

“Tranche C Purchase Price” shall mean $45,000,000.

“Transaction Documents” shall mean, collectively, this Agreement, the Security Agreement, the Intercreditor Agreement and any related ancillary documents or agreements (provided, for the avoidance of doubt, that any documents related to the Oaktree Term Loan Facility other than the Intercreditor Agreement shall not be Transaction Documents).

“UCC” shall mean the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

“UCC Financing Statements” shall mean the UCC-1 financing statements, in form and substance reasonably satisfactory to the Administrative Agent and the Purchasers, that shall be filed by the Purchasers at or promptly following the Effective Date, as well as any additional UCC-1 financing statements or amendments thereto as reasonably requested from time to time, to perfect the Purchasers’ security interest in the Collateral.

“United States” shall mean the United States of America (including the District of Columbia, its territories and Puerto Rico).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (i) if the Company’s common Equity Interests are then listed or quoted on a Trading Market, the daily volume weighted average price of the Company’s common Equity Interests for such date (or the nearest preceding date) on the Trading Market on which the Company’s common Equity Interests are then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), (ii) if the Company’s common Equity Interests are not then listed on a Trading Market or quoted for trading on the OTC Bulletin Board and if prices for the Company’s common Equity Interests are then reported in the “Pink Sheets” published by OTC Markets Group Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Company’s common Equity Interests so reported or (iii) in all other cases, the fair market value of a share of the Company’s common Equity Interests as determined by an independent nationally recognized investment banking, accounting or valuation firm selected in good faith by the Company and reasonably acceptable to the Administrative Agent, the fees and expenses of which shall be paid by the Company.

“Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing:  (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.

“Withdrawal Liability” shall mean, at any time, any liability incurred (whether or not assessed) by any ERISA Affiliate and not yet satisfied or paid in full at such time with respect to any Multiemployer Plan pursuant to Section 4201 of ERISA.

“Yield” shall mean, with respect to any Permitted Priority Debt, the yield thereof, whether in the form of interest rate, margin, original issue discount, upfront fees, an interest rate benchmark floor, or otherwise, in each case, incurred or payable by the Company generally to all the lenders or holders of such Indebtedness (excluding for the avoidance of doubt any warrants or other equity interests issued in connection therewith and any prepayment premiums payable upon the prepayment thereof); provided that original issue discount and upfront fees shall be equated to interest rate assuming a four-year (4-year) life to maturity (or, if less, the stated life to maturity at the time of its incurrence of the applicable Indebtedness).

“Yield Cap” shall mean the Yield applicable to the Oaktree Term Loan Facility plus [***] basis points.

ARTICLE II

PURCHASE OF ASSIGNED INTERESTS
Section 2.01Purchase.

Upon the terms and subject to the conditions set forth in this Agreement, including the satisfaction of the Tranche A Funding Condition, the Company agrees to sell, assign, transfer and convey to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company, free and clear of all Liens (except Permitted Liens), all of the Company’s rights and interests in and to the Assigned Interests and the Assigned Tail Royalty Interests on the Tranche

A Funding Date, in accordance with such Purchasers’ Proportionate Share as set forth on Schedule 1.  The Purchasers’ ownership interest in the Assigned Interests and Assigned Tail Royalty Interests so acquired shall vest immediately and automatically upon the Company’s receipt of payment of the Tranche A Purchase Price for such Assigned Interests and Assigned Tail Royalty Interests, pursuant to Section 2.03(b), subject to the termination provisions of Section 6.01.

Section 2.02Payments by the Company.
(a)Payments in Respect of the Assigned Interests.  In connection with the purchase of the Assigned Interests, and subject to the terms and conditions of this Agreement, the Purchasers shall be entitled to receive an amount equal to the product of the Applicable Percentage multiplied by the applicable Net Sales during the Revenue Interest Period (such payments, the “Revenue Interest Payments”), as provided in this Section 2.02.
(b)Payments in Respect of the Assigned Tail Royalty Interests.  In connection with the purchase of the Assigned Tail Royalty Interests, and subject to the terms and conditions of this Agreement, the Purchasers shall be entitled to receive an amount equal to the product of the Tail Royalty Percentage multiplied by the applicable Net Sales during the Tail Royalty Period, if any (such payments, the “Tail Royalty Payments”), as provided in this Section 2.02.
(c)Additional Payments; Hard Cap; Tail Royalty Payment Condition.
(i)If the Purchasers have not received payments from the Company pursuant to this Agreement in an aggregate amount such that its MOIC is at least [***]x by [***], the Company shall make a payment to the Purchasers promptly (and in any event, no later than 45 days thereafter) in an amount equal to such deficit, which payment shall be deemed a Revenue Interest Payment.
(ii)If [***] and the Purchasers have not received payments from the Company pursuant to this Agreement in an aggregate amount such that its MOIC (measured only on the Funded Amount with respect to Tranche A) is at least [***]x by [***], then the Company shall make a payment to the Purchasers promptly (and in any event, no later than 45 days thereafter) in an amount equal to such deficit, which payment shall be deemed a Revenue Interest Payment.
(iii)If the Purchasers have not received payments from the Company pursuant to this Agreement in an aggregate amount such that its MOIC is at least [***]x by [***], the Company shall make a payment to the Purchasers promptly (and in any event, no later than 45 days thereafter) in an amount equal to such deficit, which payment shall be deemed a Revenue Interest Payment.
(iv)Notwithstanding anything else set forth herein to the contrary, in no event shall the aggregate amount of any Revenue Interest Payment made by Company to the Purchasers under this Agreement exceed the Hard Cap as calculated at such time.  For the avoidance of doubt, Tail Royalty Payments, if owed, are in addition to Revenue Interest Payments.

(v)Notwithstanding anything else set forth herein to the contrary, in no event shall the Company be obligated to make any Tail Royalty Payment unless the Tail Royalty Condition is first satisfied.
(d)Quarterly Payments. On a quarterly basis for each Fiscal Quarter during the Revenue Interest Period (subject to the Hard Cap), or the Tail Royalty Period, concurrently with the delivery of the Quarterly Report to the Administrative Agent as set forth in Section 5.01(f) (but in no event later than sixty (60) days following the end of each Fiscal Quarter), the Company shall pay to the Administrative Agent, for the account of the Purchasers, an amount equal to the Revenue Interest Payment or the Tail Royalty Payment, as applicable, for such Fiscal Quarter to the Administrative Agent for the account of the Purchasers; provided that, with respect to Net Sales by any Licensee, if the Company receives the applicable reporting from such Licensee necessary for the Company to determine such Licensee’s Net Sales fewer than fifteen Business Days prior to the due date for a Quarterly Report, the Company may, at its option, pay any Revenue Interest Payments or Tail Royalty Payments on such Net Sales concurrently with delivery of such subsequent Quarterly Report pursuant to this Section 2.02(d).  Except as otherwise provided in this Agreement, each payment by the Company will be deemed to be made ratably in accordance with the Purchasers’ Proportionate Shares.
(e)Payments into Deposit Accounts.
(i)The Company shall at all times maintain one or more Collection Accounts. The Company shall ensure that at all times all payments made to the Company or any Affiliate thereof in respect of the Product are promptly deposited into a Collection Account.  The Company shall ensure that the portion of such payments equal to the Applicable Percentage or the Tail Royalty Percentage, as applicable, thereof shall be retained in a Collection Account pending payment thereof to the Purchasers in accordance with the terms hereof.
(ii)All payments required to be made by the Company under this Agreement shall be the Obligations of the Company. The Company shall pay all fees, expenses and charges of the applicable deposit bank with respect to each Collection Account. The Company shall cause each Collection Account to at all times be subject to an account control agreement between the Company, the Administrative Agent and the applicable depositary institution in favor of the Administrative Agent in form and substance reasonably acceptable to the Administrative Agent that (A) ensures, to the extent necessary under applicable law and subject to the Intercreditor Agreement, the perfection of a security interest in favor of the Administrative Agent on such Collection Account, (B) provides that, upon written notice from the Administrative Agent, such depositary institution shall comply with instructions originated by the Administrative Agent directing disposition of the funds in such Collection Account without further consent of the Company and (C) may not be terminated without prior written consent of the Administrative Agent.
(iii)Payment Procedure. Any payments to be made by the Company to the Purchasers hereunder or under any other Transaction Document shall be made by wire transfer of immediately available funds to the account designated by the Administrative Agent prior to the date thereof.  In the event that any payment is due on a day that is not a Business Day, such payment shall be due on the next Business Day.

(f)Effectiveness.  Notwithstanding the foregoing, the payment provisions set forth in Section 2.02 shall only become operative upon the occurrence of the Tranche A Funding Date.
Section 2.03Effective Date; Effective Date Deliveries; Payment of Purchase Price; Payments by the Company.
(a)Effective Date.  This Agreement shall become effective subject to the fulfillment, to the sole satisfaction of the Purchasers, of all of the following conditions precedent:
(i)This Agreement and the other Transaction Documents shall have been executed and delivered to the Purchasers by each party thereto, and the Company shall have delivered, or caused to be delivered, such other documents as the Administrative Agent reasonably requests, in each case, in form and substance satisfactory to the Administrative Agent.
(ii)The Company shall have delivered to the Administrative Agent (x) a copy of a good standing certificate of the Company, dated a date reasonably close to the Effective Date, and (y) a duly executed secretary’s certificate, dated as of the Effective Date, as to: (a) resolutions of the Board then in full force and effect authorizing the execution, delivery and performance of each Transaction Document to be executed by the Company; (b) the incumbency and signatures of officers authorized to execute and deliver each Transaction Document to be executed by the Company; and the full force and validity of the articles or certificate of incorporation or bylaws (or other organizational or constitutional documents) of the Company and copies thereof; which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent.
(iii)The Purchasers shall have received executed counterparts of the Security Agreement, in form and substance reasonably acceptable to the Purchasers, dated as of the Effective Date, duly executed and delivered by the Company, together with all documents required to be delivered or filed under the Security Agreement and evidence satisfactory to it that arrangements have been made with respect to all registrations, notices or actions required under the Security Agreement to be effected (including the UCC Financing Statements), given or made in order to establish a valid and perfected first priority security interest in the Collateral in accordance with the terms of the Security Agreement and the Intercreditor Agreement.
(iv)The representations and warranties made by the Company in Article III hereof and in the other Transaction Documents shall be true and correct in all material respects as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects).
(v)The Company shall have delivered to the Administrative Agent written evidence satisfactory to the Administrative Agent in all respects of the Company’s submission of the NDA in respect of the Product to the FDA.

(vi)No event shall have occurred or be continuing that would constitute a Put Option Event hereunder.
(vii)The Purchasers shall have received satisfactory evidence that the Company has obtained all required consents and approvals of all Persons to the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereunder and thereunder.
(viii)There shall not exist any event or condition that constitutes a Material Adverse Change.
(ix)The Company shall have delivered to the Administrative Agent and the Purchasers an opinion of counsel to the Company reasonably acceptable to the Administrative Agent and the Purchasers, and their respective counsel as to matters relating to the Company and the Transaction Documents.
(x)The Administrative Agent shall have received the Financial Statements, or such information shall be publicly available on “EDGAR”.
(xi)The Administrative Agent shall have received a certificate in form and substance reasonably satisfactory to the Purchasers, dated as of the Effective Date, duly executed and delivered by an officer of the Company, certifying that the conditions set forth in clauses (iv), (vi), (vii) and (viii) of this Section 2.03(a) have been satisfied.
(xii)The Administrative Agent shall be satisfied with Lien searches regarding the Company made as of a date reasonably close to the Effective Date.
(xiii)A Collection Account shall have been established.
(b)Purchase Procedures.  The obligation of the Company to sell each Applicable Tranche, and of each Purchaser to make pay the applicable Purchase Price with respect to each such Applicable Tranche, is subject to satisfaction of the Tranche A Funding Condition and, with respect to each of Tranche B and Tranche C, (i) satisfaction of the Tranche B Funding Condition or Tranche C Funding Condition, as applicable and (ii) a request by the Company for the applicable  funding, made by the Company at least five (5) Business Days prior to the requested funding date by delivering to the Administrative Agent an irrevocable Funding Notice in the form of Exhibit B signed by a duly authorized representative of the Company (which notice, if received by the Administrative Agent on a day that is not a Business Day or after 10:00 A.M. (Eastern time) on a Business Day, shall be deemed to have been delivered on the next Business Day). Each Funding Notice shall be for the full amount of the Applicable Tranche and no Funding Notice for less than such full amount shall be permitted. For the avoidance of doubt, any funding of Tranche B and Tranche C shall be at the Company’s option, and the Company has no obligation to request or accept the Tranche B funding or Tranche C funding.
(c)Payment of Purchase Price.  Promptly (and in any event within five (5) Business Days) following satisfaction of the Tranche A Funding Condition with respect to Tranche A, and promptly following receipt of any Funding Notice from the Company with respect to Tranche B or Tranche C, the Administrative Agent shall advise each Purchaser of the details of the applicable funding or Funding Notice, as applicable, including the amount of each Purchaser’s Commitment to be funded.  Each Purchaser shall pay its Proportionate Share of the Tranche A Purchase Price, Tranche B Purchase Price, or Tranche C Purchase Price, as applicable, solely by wire transfer in immediately available funds, by 2:00 p.m. New York City Time on the funding date specified in the Funding Notice (respectively, the “Tranche A Funding Date”, “Tranche B Funding Date”, and “Tranche C Funding Date”) to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Purchasers. The requirement of the Purchasers to pay its Proportionate Share of the Applicable Tranche shall be subject to the representations and warranties being made by the Company in Sections 3.01 through 3.05 hereof being true and correct in all material respects as of the Applicable Funding Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects). The Applicable Funding Condition may be waived by mutual agreement by the Purchasers and the Company each in their sole discretion.
(d)Payment of the Purchase Price by the Purchasers shall have no contingencies other than as set forth in Section 2.03(b) above.
(e)Notwithstanding anything to the contrary in this Agreement, in no event shall the Tranche B Funding Date or the Tranche C Funding Date occur after the Long Stop Date.
Section 2.04No Assumed Obligations.

Notwithstanding any provision in this Agreement or any other writing to the contrary, the Purchasers are acquiring only the Assigned Interests and the Assigned Tail Royalty Interests and are not assuming any liability or obligation of the Company or any of its Affiliates of whatever nature, whether presently in existence or arising or asserted hereafter, whether under any Transaction Document or otherwise (the “Excluded Liabilities and Obligations”). The Purchasers expressly do not assume or agree to be responsible for any Excluded Liabilities and Obligations and all such liabilities and obligations shall be retained by and remain solely obligations and liabilities of the Company or its Affiliates.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF COMPANY

The Company hereby represents and warrants to the Administrative Agent and the Purchasers, as of the Effective Date and as of each Applicable Funding Date with respect to Section 3.01 through Section 3.05 only, the following:

Section 3.01Organization.

Each of the Company and its Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of formation and has all corporate powers and all licenses, authorizations, consents and approvals required to carry on its respective business as now conducted and as proposed to be conducted in connection with the transactions contemplated by the Transaction Documents. Each of the Company and its

Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the failure to do so would be reasonably expected to have a Material Adverse Effect. The Company has no direct or indirect Subsidiaries, other than those disclosed to the Purchaser in writing on or prior to the date hereof (including as disclosed in its public filings with the Securities and Exchange Commission).

Section 3.02Authorization.

The Company has all necessary power and authority to enter into, execute and deliver the Transaction Documents and to perform all of the obligations to be performed by it hereunder and thereunder and to consummate the transactions contemplated hereunder and thereunder. The Transaction Documents have been duly authorized, executed and delivered by the Company and each Transaction Document constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 3.03Governmental Authorization.

None of the execution, delivery and performance by the Company of the Transaction Documents, or the consummation by the Company of the transactions thereunder, (i) requires any Governmental Approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except for (x) such as have been obtained or made and are in full force and effect and (y) filings and recordings in respect of perfecting or recording the Liens created pursuant to the Security Agreement, (ii) will violate (1) any Law, (2) any Organic Document of the Company or any of its Subsidiaries or (3) any order of any Governmental Authority, that in the case of clause (ii)(1) or clause (ii)(3), individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, or (iii) will result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of the Company or any of its Subsidiaries.

Section 3.04Ownership.
(a)The Company Controls all of the Intellectual Property and Regulatory Approvals that it purports to Control that cover or are material to, or are necessary for the Product (including any Product Commercialization and Development Activities) free and clear of all Liens (other than Permitted Liens). Neither the Company nor any of its Subsidiaries have entered into any Contract granting any license or covenant not to sue under any Product Intellectual Property, except for Permitted Licensing Agreements or as set forth on Schedule 3.04(a).
(b)The Company owns, and is the sole holder of, and/or has and holds a valid, written, enforceable and subsisting license to, all of those other assets of which it is aware that are material to, or otherwise necessary for the conduct of its business related to the Product (including any Product Commercialization and Development Activities), in each case free and clear of any and all Liens (other than Permitted Liens). Except as set forth on Schedule 3.04(b), the Company has not transferred, sold, or otherwise disposed of, or agreed to transfer, sell, or otherwise dispose of any portion of the Net Sales other than as contemplated by this Agreement.
Section 3.05Financial Statements; Material Adverse Change.
(a)As of the Effective Date, the Company has heretofore furnished to the Purchasers the Financial Statements.  The Company has heretofore furnished to the Purchasers consolidated financial statements required to be delivered pursuant to this Agreement. Such financial statements or Financial Statements, as applicable, present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of the Company and its Subsidiaries as of such dates and for such periods in all material respects in accordance with GAAP.
(b)Since December 31, 2021, there has been no Material Adverse Change; provided, that for purposes of this Section 3.05(b), the impacts of the COVID-19 pandemic on the business, operations or financial condition of the Company and its Subsidiaries that (x) occurred prior to the Effective Date and (y) were disclosed in public filings made with the SEC or in writing to the Purchasers, in each case prior to the Effective Date, shall be disregarded.
Section 3.06No Undisclosed Liabilities.

Except for those liabilities (a) identified in the Financial Statements (including the notes thereto), (b) incurred by the Company in the Ordinary Course since December 31, 2021, or (c) in connection with the Obligations under the Transaction Documents, there are no material liabilities of the Company or its Subsidiaries related to the Product, of any kind whatsoever, whether accrued, contingent, absolute, determined or determinable.

Section 3.07Solvency.

Assuming consummation of the transactions contemplated by the Transaction Documents, (a) the present fair saleable value of the Company’s and its Subsidiaries’ assets on a consolidated basis is greater than the total amount of liabilities of the Company and its Subsidiaries as such liabilities mature, (b) the Company and its Subsidiaries, taken as a whole, do not have unreasonably small capital with which to engage in its business, and (c) the Company and its Subsidiaries, taken as a whole, have not incurred, nor do they have present plans to or intend to incur, debts or liabilities beyond their ability to pay such debts or liabilities as they become absolute and matured.

Section 3.08Litigation.

Other than as disclosed on Schedule 3.08: (a) there is no action, suit, arbitration proceeding, claim, investigation or other proceeding pending or, to the knowledge of the Company, threatened in writing against the Company or its Subsidiaries or any governmental inquiry pending or, to the knowledge of the Company, threatened in writing against the Company or its Subsidiaries, in each case which would question the validity of, or would adversely affect the transactions contemplated by any of the Transaction Documents in any material respect; and (b) there is no action, suit, arbitration proceeding, claim, investigation or other proceeding pending or, to the knowledge of the Company, threatened in writing against the Company, its Subsidiaries or, to the knowledge of the Company, any other Person relating to the Product, the Product Intellectual Property, the Regulatory Approvals, the Net Sales, the Assigned Interests or the Assigned Tail Royalty Interests.

Section 3.09Compliance with Laws.
(a)Neither the Company nor any of its Subsidiaries (a) is in material violation of, has violated, or to the knowledge of the Company, is under investigation with respect to, or, (b) has been threatened to be charged with or been given notice of any material violation of any law, rule, ordinance or regulation of, or any judgment, order, writ, decree, permit or license entered by any Governmental Authority applicable to the Company, the Assigned Interests or Assigned Tail Royalty Interests or the Net Sales.
(b)The Company and its Subsidiaries are, and all Product Commercialization and Development Activities of such Persons are being conducted, in material compliance with all applicable Healthcare Laws.
(c)To the knowledge of the Company, any physician, other licensed healthcare professional, or any other Person who is in a position to refer patients or other business to the Company or any Subsidiaries (collectively, a “Referral Source”) who has a direct ownership, investment, or financial interest in the Company or any such Subsidiary paid fair market value for such ownership, investment or financial interest; any ownership or investment returns distributed to any Referral Source is in proportion to such Referral Source’s ownership, investment or financial interest; and no preferential treatment or more favorable terms were or are offered to such Referral Source compared to investors or owners who are not in a position to refer patients or other business. Neither the Company nor any of its Subsidiaries, directly or indirectly, has or will guarantee a loan, make a payment toward a loan or otherwise subsidize a loan for any Referral Source including, without limitation, any loans related to financing the Referral Source’s ownership, investment or financial interest in the Company or any such Subsidiary.
(d)Without limiting the generality of the foregoing:
(i)To the knowledge of the Company, on the one hand, and any Referral Source, on the other hand, any such arrangement (a) complies, in all material respects, with all applicable Healthcare Laws including, without limitation, the Federal Anti-Kickback Statute, the Stark Law and other applicable anti-kickback and self-referral laws, whether U.S. or non-U.S.; (b) reflects fair market value, has commercially reasonable terms, and was negotiated at arm’s length; and (c) does not obligate the Referral Source to purchase, use, recommend or arrange for the use of any products or services of the Company or any of its Subsidiaries; and
(ii)the Company and each of its Subsidiaries will, at all times required by applicable Law, have implemented policies and procedures to monitor, collect, and report any payments or transfers of value to certain healthcare providers and teaching hospitals, in accordance, in all material respects, with industry standards and the Affordable Care Act of 2010 and the Physician Payments Sunshine Act and their implementing regulations and state disclosure and transparency laws.

Section 3.10[Reserved].
Section 3.11Subordination.

Except pursuant to the Intercreditor Agreement or any Permitted Intercreditor Agreement as in effect from time to time, the claims and rights of Purchaser created by any Transaction Document in and to the Assigned Interests and Assigned Tail Royalty Interests are not and shall not be contractually subordinated in right of payment to any creditor of the Company or any other Person.

Section 3.12Intellectual Property.
(a)The Company is the sole and exclusive legal and beneficial owner of all right, title and interest in and to all Product Intellectual Property that is owned or purported to be owned by the Company, free and clear of any Liens other than Permitted Liens.  The Company owns or has sufficient and valid, written rights to use all Intellectual Property used in or material to any Product Commercialization and Development Activities.  Without limiting the foregoing, and except as set forth in Schedule 3.12(a):
(i)other than customary restrictions in in-bound licenses of Intellectual Property and non-disclosure Contracts or pursuant to Permitted Licensing Agreements, there are no judgments, covenants not to sue, grants, Liens (other than Permitted Liens), or other claims or Contracts relating to any Product Intellectual Property, in each case, which materially restrict the Company or any of its Subsidiaries with respect to the enforcement or other exploitation of any Product Intellectual Property, including any Product Commercialization and Development Activities;
(ii)except as has not resulted in, and would not reasonably be expected to result in, any material liability or business disruption, the operation and conduct of Product Commercialization and Development Activities by or on behalf of the Company or any of its Subsidiaries, including their use of their respective Product Intellectual Property, does not violate, infringe or constitute a misappropriation of, and has not within the past [***] years violated, infringed or constituted a misappropriation of any other Person’s rights in or with respect to Intellectual Property;
(iii)(1) there are no pending claims, or claims threatened in writing, against the Company or any of its Subsidiaries asserted by any other Person relating to Product Intellectual Property, including any material claims alleging ownership, invalidity or unenforceability of any Product Intellectual Property, or misappropriation, or violation of such Person’s rights in or with respect to Product Intellectual Property; and (2) neither the Company nor any of its Subsidiaries has received any notice from, or claim by, any Person that the operation and conduct of the businesses of the Company or any of its Subsidiaries (including their use of Product Intellectual Property), infringes upon, violates or constitutes a misappropriation of, any Intellectual Property of any other Person in each case of clause (1) and (2), that would reasonably be expected to result in material liability or business disruption to the Company or any of its Subsidiaries;

(iv)to the knowledge of the Company and its Subsidiaries, no Product Intellectual Property is being infringed, violated, or misappropriated by any other Person in any material respect; and neither the Company nor any of its Subsidiaries has put any other Person on notice of such actual or potential infringement, violation or misappropriation of any such Product Intellectual Property, and neither the Company nor any of its Subsidiaries has initiated any claim with respect to any such Product Intellectual Property;
(v)all current and former employees and contractors that have developed or contributed to the development of any material Intellectual Property relating to the Product for or on behalf of the Company or any of its Subsidiaries has executed written confidentiality and invention assignment Contracts with the Company or such Subsidiary, as applicable, that irrevocably and presently assign to the Company or such Subsidiary, as applicable, all rights of such employees and contractors to any such material Intellectual Property; and
(vi)the Company and each of its Subsidiaries has taken reasonable precautions to protect the secrecy, confidentiality and value of its Product Intellectual Property consisting of Trade Secrets and no such Trade Secret constituting material Intellectual Property has been used or discovered by, or disclosed to, any Person except pursuant to written, valid and enforceable non-disclosure agreements protecting the confidentiality thereof, which agreements, to the knowledge of the Company and its Subsidiaries, have not been breached in any material respect.
(b)Except as set forth in Schedule 3.12(b), and without limiting the representations and warranties in Section 3.12(a):
(i)each of the issued claims of each Product Patent is valid and enforceable;
(ii)subsequent to the issuance of each Product Patent, neither the Company nor any of its Subsidiaries or predecessors-in-interest, has filed any disclaimer or made or permitted any other voluntary reduction in the scope of the Inventions claimed in such Product Patents;
(iii)to the knowledge of the Company, no allowable or allowed subject matter of any Product Patents is subject to any competing conception claims of allowable or allowed subject matter of any patent applications or patents of any third party and have not been the subject of any interference, and are not and have not been the subject of any re-examination, opposition or any other post-grant proceedings, nor is the Company or its Subsidiaries aware of any basis for any such interference, re-examination, opposition, inter partes review, post grant review, or any other post-grant proceedings;
(iv)no Product Patents have ever been finally adjudicated to be invalid, unpatentable or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding, and, with the exception of publicly available documents in the applicable patent office with respect to any such Patents, neither the Company nor any of its Subsidiaries has received any written notice asserting that such Patents are invalid, unpatentable or unenforceable; and

(v)all maintenance fees, annuities, and the like due or payable on or with respect to any Product Patents have been timely paid.

Section 3.13Regulatory Approval.
(a)The Company and each of its Subsidiaries holds, and will continue to hold, either directly or through licensees and agents, all Product Authorizations necessary or required for the Company and each of its Subsidiaries to conduct, in all material respects, their respective operations and businesses in the manner currently conducted and to conduct its Product Commercialization and Development Activities.
(b)Neither the Company nor its Subsidiaries has received any written notice from the FDA or any Governmental Authority that (i) it is considering suspending, revoking or materially limiting any Product Authorization or (ii) it is not likely to approve any applications made to such Governmental Authority with respect to any of the Products or any Material Agreement. The Company and its Subsidiaries have made all material required notices, registrations and reports (including field alerts or other reports of adverse experiences) and other filings with respect to the Product and Product Commercialization and Development Activities.
(c)Except as set forth on Schedule 3.13(c), and without limiting the generality of any other representation or warranty made by the Company hereunder or under any other Transaction Document: (i) neither the Company, nor any of its Subsidiaries nor, to the knowledge of the Company, any of their respective agents, suppliers, licensors or licensees have received any inspection reports, warning letters or notices or similar documents with respect to any Product or any Product Commercialization and Development Activities from any Regulatory Agency within the last [***] years that asserts material lack of compliance with any applicable Healthcare Laws or Product Authorizations; (ii) neither the Company, nor any of its Subsidiaries nor, to the knowledge of the Company, any of their respective agents, suppliers, licensors or licensees have received any material notification from any Regulatory Agency within the last [***] years, asserting that any Product or any Product Commercialization and Development Activities lacks a required Product Authorization; (iii) there is no pending regulatory action, investigation or inquiry (other than non-material routine or periodic inspections or reviews) against the Company, any of its Subsidiaries or, to the knowledge of the Company, any of their respective suppliers, licensors or licensees with respect to any Product or any Product Commercialization and Development Activities, and, to the knowledge of the Company, there is no basis in fact for any material adverse regulatory action against the Company or any of its Subsidiaries or, to the knowledge of the Company, any of their respective suppliers, agents, licensors or licensees with respect to any Product or any Product Commercialization and Development Activities; and (iv) without limiting the foregoing, (A) (1) there have been no material product recalls, safety alerts, corrections, withdrawals, marketing suspensions, removals or the like conducted, undertaken or issued by the Company or any of its Subsidiaries, whether voluntary, at the request, demand or order of any Regulatory Agency or otherwise, with respect to any Product, any Product Commercialization and Development Activities or any Product Authorization within the last [***] years, (2) no such product recall, safety alert, correction, withdrawal, marketing suspension, removal or the like has been requested, demanded or ordered by any Regulatory Agency within the last [***] years, and, to the knowledge of the Company, there is no basis in fact for the issuance of any such product recall, safety alert, correction, withdrawal, marketing suspension, removal or the like with respect to any Product or any Product Commercialization and Development Activities, and (B) no criminal, injunctive, seizure, detention or civil penalty action has been commenced or threatened in writing by any Regulatory Agency within the last [***] years with respect to or in connection with any Product or any Product Commercialization and Development Activities, and there are no consent decrees (including plea agreements) that relate to any Product or any Product Commercialization and Development Activities, and, to the knowledge of the Company, there is no basis in fact for the commencement of any criminal injunctive, seizure, detention or civil penalty action by any Regulatory Agency relating to any Product or any Product Commercialization and Development Activities or for the issuance of any consent decree. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any of their respective agents, suppliers, licensees or licensors, is employing or utilizing the services of any individual, in connection with Product Commercialization and Development Activities, who has been debarred from any federal healthcare program.
Section 3.14Material Contracts.

Except as set forth on Schedule 3.14, neither the Company nor its Subsidiaries is in material breach of or in material default under any Material Contract. To the knowledge of the Company, nothing has occurred and no condition exists that would permit any other party thereto to terminate any Material Contract. Neither the Company nor its Subsidiaries has received any notice or, to the knowledge of the Company, any threat of termination of any such Material Contract. To the knowledge of the Company, no other party to a Material Contract is in breach of or in default under such Material Contract. All Material Contracts are valid and binding on the Company or its Subsidiaries and, to the knowledge of the Company, on each other party thereto, and are in full force and effect.

Section 3.15Broker’s Fees.

The Company and its Subsidiaries have not taken any action that would entitle any Person to any commission or broker’s fee in connection with this Agreement; provided that, for the avoidance of doubt, fees payable to the Company’s bankers and financial advisers in their capacities as such do not constitute commission or broker’s fees.

Section 3.16Pension Matters.

Schedule 3.16 sets forth, as of the Effective Date, a complete and correct list of, and that separately identifies, (i) all Title IV Plans, (ii) all Multiemployer Plans and (iii) all material Benefit Plans. Each Benefit Plan, and each trust thereunder, intended to qualify for tax exempt status under Section 401 or 501 of the Code or other Laws so qualifies. Except for those that would not, in the aggregate, reasonably be expected to result in a Material Adverse Effect, (x) each Benefit Plan is in compliance with applicable provisions of ERISA, the Code and other Laws, (y) there are no existing or pending (or to the knowledge of the Company or any of its Subsidiaries, threatened) claims (other than routine claims for benefits in the normal course), sanctions, actions, lawsuits or other proceedings or investigation involving any Benefit Plan to which the Company or any Subsidiary thereof incurs or otherwise has or would have an obligation or any liability or claim and (z) no ERISA Event is reasonably expected to occur. The Company and each of its ERISA Affiliates has met all applicable requirements under the ERISA Funding Rules with respect to each Title IV Plan, and no waiver of the minimum funding standards under the ERISA Funding Rules has been applied for or obtained. As of the most recent valuation date for any Title IV Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is at least sixty percent (60%), and neither the Company nor any of its ERISA Affiliates knows of any facts or circumstances that would reasonably be expected to cause the funding target attainment percentage to fall below sixty percent (60%) as of the most recent valuation date. As of the Effective Date, no ERISA Event has occurred in connection with which obligations and liabilities (contingent or otherwise) remain outstanding. No ERISA Affiliate would have any Withdrawal Liability as a result of a complete withdrawal from any Multiemployer Plan on the date this representation is made.

Section 3.17Indebtedness and Liens.

Set forth on Schedule 3.17(a) is a complete and correct list of all Indebtedness of the Company and each of its Subsidiaries (other than intercompany indebtedness) outstanding as of the Effective Date. Set forth on Schedule 3.17(b) is a complete and correct list of all Liens granted by the Company and each of its Subsidiaries with respect to their respective property and outstanding as of the Effective Date.

Section 3.18[Reserved].
Section 3.19Data Privacy.

The Company has not experienced any breach of security or unauthorized access by third parties of any personally identifiable information from any individuals, including, without limitation, any customers, prospective customers, employees or other Third Parties that is in its possession, custody, or control, in each case except as would not reasonably be expected to have a Material Adverse Effect.

Section 3.20Taxes.

The Company and each of its Subsidiaries has timely filed or caused to be filed all income and other Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Company or such Subsidiary, as applicable, has set aside on its books adequate reserves with respect thereto in accordance with GAAP or (b) to the extent that the failure to do so would not reasonably be expected to have an Material Adverse Effect.

Section 3.21Full Disclosure.

None of the reports, financial statements, certificates or other written information furnished by or on behalf of the Company or any of its Subsidiaries to the Purchaser in connection with the negotiation of this Agreement and the other Transaction Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time, and it being understood that such projected financial information and all other forward looking information are not to be viewed as facts and that actual results during the period or periods covered thereby may differ from such projected results and that the differences may be material.

Section 3.22OFAC; Anti-Terrorism Laws.
(a)Neither the Company nor any of its Subsidiaries is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the Anti-Terrorism Laws.
(b)Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any of their respective directors, officers, or employees (i) is currently the target of any Sanctions, (ii) is located, organized or residing in any Designated Jurisdiction in violation of Sanctions, or (iii) is or has been (within the previous five (5) years) engaged in any transaction with, or for the benefit of, any Person who, at the time of the transaction, was the target of Sanctions or who is located, organized or residing in any Designated Jurisdiction, in violation of Sanctions. None of the proceeds received from Purchaser have been or will be used, directly or, to the knowledge of the Company, indirectly, to lend, contribute or provide to, or has been or will be otherwise made available for the purpose of funding, any activity or business in any Designated Jurisdiction in violation of Sanctions or for the purpose of funding any activity or business of any Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions, in violation of Sanctions, or in any manner that will result in any violation by any party to this Agreement of Sanctions.
Section 3.23Anti-Corruption.

Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any of their respective directors, officers or employees, while acting on behalf of the Company, has directly or, to the knowledge of the Company, indirectly (i) materially violated or is in material violation of any applicable anti-corruption Law, or (ii) made, offered to make, promised to make or authorized the payment or giving of, directly or, to the knowledge of the Company, indirectly, any Prohibited Payment.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser, severally and not jointly, represents and warrants to the Company, solely with respect to such Purchaser, the following:

Section 4.01Organization.

Such Purchaser is a duly formed and validly existing (x) corporate entity under the laws of the United States or (y) limited liability company under the laws of the State of Qatar.

Section 4.02Authorization.

Such Purchaser has all necessary power and authority to enter into, execute and deliver the Transaction Documents and to perform all of the obligations to be performed by it hereunder and thereunder and to consummate the transactions contemplated hereunder and thereunder. The Transaction Documents have been duly authorized, executed and delivered by such Purchaser and each Transaction Document constitutes the valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with their respective terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or general equitable principles.

Section 4.03Broker’s Fees.

Such Purchaser has not taken any action that would entitle any Person to any commission or broker’s fee in connection with the transactions contemplated by the Transaction Documents.

Section 4.04Conflicts.

Neither the execution and delivery of this Agreement or any other Transaction Document to which such Purchaser is a party nor the performance or consummation of the transactions contemplated hereby or thereby will: (a) contravene, conflict with, result in a breach or violation of, constitute a default under, or accelerate the performance provided by, in any material respects any provisions of: (i) any law, rule, ordinance or regulation of any Governmental Authority, or any judgment, order, writ, decree, permit or license of any Governmental Authority, to which such Purchaser or any of its assets or properties may be subject or bound; or (ii) any contract, agreement, commitment or instrument to which such Purchaser is a party or by which such Purchaser or any of its assets or properties is bound or committed; (b) contravene, conflict with or result in a breach or violation of any provisions of the organizational or constitutional documents of such Purchaser; or (c) require any notification to, filing with, or consent of, any Person or Governmental Authority, except, in the case of the foregoing clauses (a) or (c), for any such breaches, defaults or other occurrences that would not, individually or in the aggregate, have a material adverse effect on the ability of such Purchaser to perform any of their obligations under the Transaction Documents.

Section 4.05Sanctions.

Such Purchaser is not a Sanctioned Person.

ARTICLE V

COVENANTS

From the date hereof through and including the end of the Revenue Interest Period and the Tail Royalty Period, if any, the following covenants shall apply:

Section 5.01Access; Information.
(a)License Notices. Subject to any applicable confidentiality restrictions, the Company shall promptly provide the Administrative Agent with copies of any written notices of material breach or default received or given by the Company under any Material Contract, and to the extent the Company is barred from providing the Administrative Agent with copies of such notices due to any applicable confidentiality restrictions, the Company shall inform the Administrative Agent of the existence of such notice. The Company shall promptly notify the

Administrative Agent of any breaches or alleged breaches under any Material Contracts and of any other events with respect to any Material Contract or the subject matter thereof which would reasonably be expected to have a Material Adverse Effect.
(b)Litigation or Investigations. The Company shall promptly notify the Administrative Agent of (i) any action, suit, claim, cause of action, proceeding or investigation pending or, to the knowledge of the Company, threatened in writing against the Company or its Subsidiaries, or (ii) proceeding or inquiry of any Governmental Authority pending or, to the knowledge of the Company, threatened in writing against the Company, in each case that is related to any Material Contract, the Product, the Product Intellectual Property or any Transaction Document, in each case, that would reasonably be expected to result in a Material Adverse Effect.
(c)Maintenance of Books and Records. The Company shall keep and maintain, or cause to be kept and maintained, at all times full and accurate books of account and records adequate to correctly reflect all payments paid and/or payable with respect to the Net Sales, Assigned Interests and Assigned Tail Royalty Interests for [***] years from the year of creation of such records.
(d)Inspection Rights.  The Administrative Agent shall have the right to designate a Third Party independent public accounting firm (the “Purchasers Representative”) to visit the Company and its Subsidiaries’ offices and properties where the Company and its Subsidiaries keep and maintain their books and records relating or pertaining to the Net Sales, the Assigned Interests, the Assigned Tail Royalty Interests, the Revenue Interest Payments and the Tail Royalty Payments payable hereunder for purposes of conducting an audit of such books and records, and to inspect and audit such books and records.  Any such audit or inspection must (i) be limited to the [***]-year period during which the Company is required to maintain such records pursuant to Section 5.01(c), (ii) not be exercised more than once in any calendar year, (iii) take place during normal business hours, and (iv) follow at least [***] Business Days’ prior written notice given by the Administrative Agent to the Company.  In connection with any such audit, the Company will provide the Purchasers Representative reasonable access to such books and records maintained by Company, and shall permit the Purchasers Representative to discuss the business, operations, properties and financial and other condition of the Company or any of its Subsidiaries including, but not limited to, matters relating or pertaining to the Net Sales, the Assigned Interests and Assigned Tail Royalty Interests, and the Revenue Interest Payments and Tail Royalty Payments payable hereunder with officers of the Company and with the Company’s independent certified public accountants, in all cases solely to verify the accuracy of the Quarterly Reports provided under Section 5.01(f) and related payments due under this Agreement. Without limiting the foregoing, prior to any audit under this Section 5.01(d), the Purchasers Representative shall enter into a written confidentiality agreement with Company that (A) limits the use of the Company’s records to the verification purpose described in this Section 5.01(d); (B) limits the information that the Purchasers Representative may disclose to the Administrative Agent to information required for the Administrative Agent to understand the payments due and paid and any discrepancies; and (C) prohibits the disclosure of any information contained in such records to any other Third Party for any purpose.  The Parties agree that all information subject to review under Section 5.01(d) or provided by the Purchasers Representative to Company is Company’s Confidential Information, and neither the Administrative Agent nor the Purchasers shall use any such information for any purpose that is not germane to this Section 5.01(d).

(e)Resolution; Audit Costs.  Any audit under Section 5.01(d) shall be at the Purchasers’ expense; provided, however, that in the event that any such audit reveals that the amounts paid to the Purchasers hereunder for the period of such audit have been understated by more than [***] percent ([***]%) of the amounts determined to be due for the period subject to such audit, then the Company shall reimburse the Audit Costs for such audit.  In the event that any audit of the books and records of the Company and its Subsidiaries pursuant to Section 5.01(d) reveals any overpayment by the Company of amounts due hereunder, the amount of such overpayment shall be promptly refunded or fully creditable against amounts payable in subsequent payment periods, at the Company’s election.
(f)Quarterly Reports.  During the Term, the Company shall, promptly after the end of each Fiscal Quarter of the Company (but in no event later than sixty (60) days following the end of each Fiscal Quarter), produce and deliver to the Administrative Agent a Quarterly Report for such quarter, together with a certificate of the Company, certifying that to the knowledge of the Company (i) such Quarterly Report is a true and complete copy and (ii) any statements and any data and information therein prepared by the Company are true, correct and accurate in all material respects. The Company shall use, and shall use Commercially Reasonable Efforts to ensure that each of its Affiliates shall use, Commercially Reasonable Efforts to include in each contract of the Company for the Development or Commercialization of the Product entered into on or after the Effective Date, obligations reasonably appropriate to ensure that the counterparty to such contract shall furnish to the Company all information necessary for the Company to comply with this Section 5.01(f) and calculate the Net Sales as set forth in this Agreement.
(g)Monthly Reports.  During the Term, the Company shall deliver to the Administrative Agent any reports provided to the Board and any formal reports prepared for and delivered to the executive-level management team of the Company disclosing (i) the Net Sales for such calendar month, including the calculations and adjustments from which such Net Sales are derived, (ii) Net Sales as a percentage of Gross Sales for such calendar month and/or (iii) Net Sales divided by the number of units of the Product sold in such calendar month, in each case within five (5) Business Days of the date of delivery to the Board or the management team, as applicable.
(h)Periodic Reports. The Company shall deliver to the Administrative Agent the following financial statements:
(i)Within forty-five (45) days (subject to any extensions permitted pursuant to Rule 12b-25 under the Securities Exchange Act of 1934, as amended) after the end of each Fiscal Quarter (other than the fourth Fiscal Quarter of any Fiscal Year), copies of the unaudited consolidated financial statements of the Company and its Subsidiaries for such Fiscal Quarter; and
(ii)Within ninety (90) days after the end of each Fiscal Year, copies of the audited consolidated financial statements of the Company and its Subsidiaries for such Fiscal Year.

It is understood and agreed that documents required to be delivered pursuant to this Section 5.01(g) shall be deemed delivered on the date that such documents are publicly available on “EDGAR.”

Section 5.02Material Contracts.

The Company shall, and shall cause its Subsidiaries to, comply with all material terms and conditions of and fulfill all of its obligations under all the Material Contracts, except for such noncompliance which would not reasonably be expected to give rise to a Material Adverse Effect.

Section 5.03Public Announcement.

Except as required by law or any Governmental Authority (including the Securities and Exchange Commission) or except with the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed), no party shall issue any press release or make any other public disclosure with respect to the transactions contemplated by this Agreement or any other Transaction Document; provided, however, that the Company and the Administrative Agent may jointly prepare a press release for dissemination promptly following the Effective Date and each Applicable Funding Date and the Company may file a current report on Form 8-K (or any other public announcement using substantially the same text as the press release or Form 8-K) with respect to the transactions contemplated by this Agreement.

Section 5.04Efforts; Further Assurance.
(a)Subject to the terms and conditions of this Agreement, the Purchasers and the Company agree to execute and deliver such other documents, certificates, agreements and other writings (including any financing statement filings requested by the Purchasers) and to take such other actions as may be reasonably necessary in order to consummate or implement expeditiously the transactions contemplated by this Agreement and any other Transaction Document and to vest in the Purchasers good, valid and marketable rights and interests in and to the Assigned Interests and Assigned Tail Royalty Interests free and clear of all Liens, except for Permitted Liens.
(b)The Purchasers and the Company shall cooperate and provide assistance as reasonably requested by the other party in connection with any Third Party litigation, arbitration or other Third Party proceeding (whether threatened, existing, initiated, or contemplated prior to, on or after the date hereof) to which any party hereto or any of its officers, directors, shareholders, agents or employees is or may become a party or is or may become otherwise directly or indirectly affected or as to which any such Persons have a direct or indirect interests, in each case relating to this Agreement, any other Transaction Document, the Assigned Interests, the Assigned Tail Royalty Interests or any other Collateral, or the transactions described herein or therein.
Section 5.05Put Option; Call Option.
(a)Put Option.

(i) In the event that a Put Option Event shall occur at any time during the period from the Tranche A Funding Date to and including the end of the Term, the Administrative Agent, at the direction of the Purchasers, shall have the right, but not the obligation (the “Put Option”), exercisable within sixty (60) days after the earlier of the occurrence of a Put Option Event or the Administrative Agent’s receipt of written notice from the Company of a Put Option Event (a “Put Option Trigger”) to require the Company to repurchase from each Purchaser its Assigned Interests and Assigned Tail Royalty Interests at the Put/Call

Price; provided that during the occurrence and continuation of a Bankruptcy Event (an “Automatic Put Option Trigger”), each Purchaser shall be deemed to have automatically and simultaneously elected to have the Company repurchase from each Purchaser the Assigned Interests and the Assigned Tail Royalty Interests for the Put/Call Price in cash  and the Put/Call Price shall be immediately due and payable without any further action or notice by any Party.  In the event the Purchasers elect to exercise their Put Option (other than pursuant to an Automatic Put Option Trigger), the Administrative Agent shall deliver written notice to the Company specifying the closing date, which date shall be forty-five (45) days from the date of such notice (or such earlier date as such Purchaser and the Company may agree, the “Put Option Closing Date”), which notice must be given within sixty (60) days of the Put Option Trigger. On the Put Option Closing Date, the Company shall repurchase from each Purchaser its Assigned Interests and Assigned Tail Royalty Interests at the Put/Call Price in cash, the payment of which shall be made by wire transfer of immediately available funds to the Administrative Agent for the account of the Purchasers.

(ii)For the avoidance of doubt, the Put/Call Price shall automatically be due and payable upon an Automatic Put Option Trigger, as if such payments (each, an “Automatic Put Payment”) were voluntarily prepaid and shall constitute part of the Obligations, whether due to acceleration pursuant to the terms of this agreement, by operation of law or otherwise (including, without limitation, on account of any bankruptcy filing), in view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to the Purchasers or profits lost by the Purchasers as a result of such acceleration, and by mutual agreement of the Parties as to a reasonable estimation and calculation of the lost profits or damages of the Purchasers as a result thereof. Any Automatic Put Payment under Section 5.05(a)(i) above shall be presumed to be the liquidated damages sustained by each Purchaser as the result of the early termination, acceleration or prepayment and the Company agrees that such Automatic Put Payments are reasonable under the circumstances currently existing.  In the event an Automatic Put Payment is determined not to be due and payable by order of any court of competent jurisdiction, including, without limitation, by operation of the Bankruptcy Code, despite an Automatic Put Option Trigger having occurred, such Automatic Put Payment shall nonetheless constitute Obligations under this Agreement for all purposes hereunder.  The Company hereby waives the provisions of any present or future statute or law that prohibits or may prohibit the collection of the prepayment fee and any defense to payment, whether such defense may be based in public policy, ambiguity, or otherwise.  The Company, the Administrative Agent and the Purchasers acknowledge and agree that any Automatic Put Payment due and payable in accordance with this Agreement shall not constitute unmatured interest, whether under Section 5.02(b)(3) of the Bankruptcy Code or otherwise. The Company further acknowledges and agrees, and waives any argument to the contrary, that payment of such amount does not constitute a penalty or an otherwise unenforceable or invalid obligation. The Company expressly agrees that (i) the Automatic Put Payments are reasonable and is the product of an arm’s-length transaction between sophisticated business people, ably represented by counsel, (ii) any Automatic Put Payment shall be payable notwithstanding the then prevailing market rates at the time payment is made, (iii) there has been a course of conduct between the Purchasers and the Company giving specific consideration in this transaction for such agreement to pay the Automatic Put

Payment, (iv) the Company shall be estopped hereafter from claiming differently than as agreed to in this Section 5.05(a), (v) the Company’s agreement to pay any Automatic Put Payment is a material inducement to the Purchasers to fund the Purchase Price, and (vi) the Automatic Put Payments represent a good faith, reasonable estimate and calculation of the lost profits, losses or other damages of the Purchasers and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Purchasers or profits lost by the Purchasers as a result of such event.

(b)Call Option.  At any time after the Tranche A Funding Date, the Company shall have the right, but not the obligation (the “Call Option”), exercisable upon ten (10) days’ written notice to the Administrative Agent, to repurchase the Assigned Interests and the Assigned Tail Royalty Interests from the Purchasers at a repurchase price equal to the Put/Call Price. In order to exercise the Call Option, the Company shall deliver written notice to the Administrative Agent of its election to so repurchase the Assigned Interests and Assigned Tail Royalty Interests not less than ten (10) days prior to the proposed closing date (the “Call Option Closing Date”); provided, however, that such notice may state that it is conditioned upon the effectiveness of any financing transaction or one or more other events specified therein (including the occurrence of a Change of Control), in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. On the Call Option Closing Date, the Company shall repurchase from each Purchaser its Assigned Interests and Assigned Tail Royalty Interests at the Put/Call Price in cash, the payment of which shall be made by wire transfer of immediately available funds to the Administrative Agent for the account of the Purchasers. Immediately upon exercise by the Company of the Call Option and the payment by the Company to the Purchasers of the Put/Call Price, the Purchasers shall be deemed to have automatically assigned to the Company all right, title, and interest in and to the Assigned Interests and the Assigned Tail Royalty Interests.
(c)Obligations of the Purchasers.  In connection with the consummation of a repurchase of the Assigned Interests and the Assigned Tail Royalty Interests pursuant to the Call Option, the Purchasers agree that they will (i) promptly but no later than five (5) Business Days after any request therefor execute and deliver to the Company such releases, discharges, UCC termination statements and other documents as may be necessary to release and/or discharge the Purchasers’ Lien on the Collateral and otherwise give effect to such repurchases and (ii) take such other actions or provide such other assistance as may be necessary or as reasonably requested by the Company to give effect to such repurchase.
Section 5.06Intellectual Property.
(a)Without limiting the Company’s obligations under Section 5.02, the Company shall, at its sole expense, take such actions to prepare, execute, deliver and file any and all agreements, documents or instruments which are necessary to diligently prosecute and maintain all Registered Product IP consistent with prudent business practice.  The Company shall use reasonable efforts consistent with sound business judgment to seek and to apply for patent term extensions, pediatric data package exclusivity extension, supplementary protection certificates, any functional equivalents of any of the foregoing, or similar means of extending market exclusivity or patent protection for any Product Intellectual Property and the Product in each territory where such items are permissible, as the case may be.  The Company shall not take any action to prosecute and maintain the Product Intellectual Property or fail to take any action to prosecute and maintain the Product Intellectual Property, which would reasonably be expected to result in a Material Adverse Effect.
(b)In the event that the Company or the Purchasers becomes aware of any actual or suspected infringement or invalidity claims by a Third Party related to any activity by such Third Party that is competitive with the Commercialization of the Product or any claim of invalidity by any Third Party directed to any material Product Intellectual Property, including any Product Patents, then promptly following the Company or the Purchasers, respectively, becoming aware of such actual or suspected infringement or invalidity claim, the Company or the Purchasers, respectively, shall inform the other party hereto of such actual or suspected infringement or invalidity claim and shall, in addition to such notice, provide to the other party any material information within such party’s possession pertaining thereto (which may be subject to agreement necessary to protect privilege, confidentiality and the like with respect to such information). The Company shall use Commercially Reasonable Efforts to defend or assert the Product Intellectual Property, including the Product Patents against such infringement or interference by any other Persons marketing or commercializing any product that is directly competitive with the Product, and against any claims of invalidity or unenforceability of any material Product Intellectual Property, including any Product Patents, in the United States (including, by bringing any legal action for infringement or defending any counterclaim of invalidity or action of a Third Party for declaratory judgment of non-infringement or non-interference).  The Company will keep the Purchasers reasonably informed with respect to the status of any such enforcement and/or defense of the Product Intellectual Property as the Purchasers may, from time to time, reasonably request. The Company shall not, and shall use its Commercially Reasonable Efforts to cause any Licensee not to, disclaim or abandon, or fail to take any action necessary to prevent the disclaimer or abandonment of, any Product Intellectual Property, including any of the Product Patents, except in accordance with reasonable and prudent business practice in a manner that would not reasonably be expected to result in a Material Adverse Effect.
(c)In the event that the Company becomes aware that the Product (including any Product Commercialization and Development Activities) infringes or violates any Third Party Intellectual Property, the Company shall, in the exercise of its reasonable business discretion, use Commercially Reasonable Efforts to attempt to secure the right to use such Intellectual Property on behalf of itself and any affected Licensee, as applicable, except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect and all reasonable costs and amounts associated with obtaining any such license would be without any reduction in the Assigned Interests or Assigned Tail Royalty Interests, if and as applicable.
(d)Without the prior written consent of the Administrative Agent, the Company shall not, and shall ensure that its Affiliates shall not, assign, sell, transfer, license (other than pursuant to a Permitted Licensing Agreement) or otherwise encumber any of the Product Intellectual Property, other than Permitted Liens, if such assignment, sale, transfer, other encumbrance or delegation would reasonably be expected to result in a Material Adverse Effect.
Section 5.07Protective Covenants.

The Company shall not, without the prior written consent of the Purchasers:

(a)Forgive, release or compromise any amount owed to the Company or its Subsidiaries or its Affiliates and relating to the Assigned Interests or Assigned Tail Royalty Interests outside the Ordinary Course;
(b)Waive, amend, cancel or terminate (other than expiration in accordance with its terms), exercise or fail to exercise, any of its material rights constituting or relating to the Net Sales outside the Ordinary Course; or
(c)Incur or assume any Indebtedness, except for Permitted Indebtedness.
Section 5.08Notice.
(a)The Company shall provide the Administrative Agent with written notice as promptly as practicable (and in any event within ten (10) Business Days) after becoming aware of any of the following:
(i)any material breach or default by the Company of any covenant, agreement or other provision of this Agreement, or any other Transaction Document;
(ii)any representation or warranty made by the Company in any of the Transaction Documents or in any certificate delivered to the Administrative Agent pursuant hereto shall prove to be untrue, inaccurate or incomplete in any material respect on the date as of which made;
(iii)the occurrence of a Put Option Event;
(iv)the occurrence of any material default or event of default under any Permitted Indebtedness;
(v)the termination of any Material Contract other than upon its scheduled termination date;
(vi)the occurrence of any event(s) or the existence of any circumstance(s) that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect;
(vii)the occurrence of any event or the existence of any circumstance that (with or without notice or lapse of time, or both) would result in or serve as a basis for any, action, suit or proceeding, or any investigation or claim, or the receipt of any written notice of the foregoing, that (a) claims that the manufacture, use, marketing, sale, offer for sale, importation or distribution of the Product as currently contemplated infringes on any Patent or other Intellectual Property of any other Person or constitutes misappropriation of any other Person’s Trade Secrets or other Intellectual Property, (b) otherwise involves the Product, or (c) involves the transactions contemplated by the Transaction Documents, the Assigned Interests or the Assigned Tail Royalty Interests; or
(viii)(i) the intention of any ERISA Affiliate to file any notice of intent to terminate any Title IV Plan, and a copy of such notice and (ii) the filing by any ERISA

Affiliate of a request for a minimum funding waiver under Section 412 of the Code with respect to any Title IV Plan or Multiemployer Plan, in each case in writing and in reasonable detail (including a description of any action that any ERISA Affiliate proposes to take with respect thereto, together with a copy of any notice filed with the PBGC or the IRS pertaining thereto).
(b)The Company shall provide the Administrative Agent with written notice as promptly as practicable and in any event within ten (10) Business Days prior to the occurrence of a Change of Control.
Section 5.09Use of Proceeds.

The Company shall use proceeds received from the Purchasers in support of the Development and Commercialization of the Product and for other general corporate purposes.

Section 5.10Taxes.
(a)Company Filings.  The Company and its Subsidiaries shall timely file (taking into account all extensions of due dates) all income and other Tax Returns required to be filed by it and will pay all Taxes required to be paid with such returns, except (i) Taxes that are being contested in good faith by appropriate proceedings and for which the Company has set aside on its books adequate reserves with respect thereto in accordance with GAAP or (ii) to the extent that the failure to do so would not reasonably be expected to have an Material Adverse Effect.
(b)IRS Forms.  Each Purchaser shall deliver to the Company a properly completed IRS Form W-9 or applicable IRS Form W-8, as appropriate, or any successor form, as the case may be, properly completed and duly executed by such Purchaser, and such other documentation required under the Code and reasonably requested by the Company to confirm or establish the extent to which the Purchasers are or are not subject to deduction, backup withholding or withholding of U.S. federal Tax with respect to payments under this Agreement and the Purchasers will notify the Company reasonably in advance of any action or proposed action that would make any such form inaccurate and will replace the inaccurate form with an accurate one. The Company shall provide the Purchasers any reasonable assistance it may seek in obtaining an exemption or reduced rate from, or refund of, any U.S. federal withholding tax, if applicable.
(c)Payments Free of Taxes. Any and all payments by or on account of any Obligation shall be made without deduction or withholding for any Taxes, except as required by any law. If any law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by the Company or the Administrative Agent, then the Company or the Administrative Agent, as applicable, shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable laws and, if such Tax is an Indemnified Tax, then the sum payable by the Company shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 5.10) the Purchasers receive an amount equal to the sum they would have received had no such deduction or withholding been made.

(d)Payment of Other Taxes by Company.  The Company shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(e)Indemnification by the Company. The Company shall reimburse and indemnify each Purchaser, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Purchaser or required to be withheld or deducted from a payment to such Purchaser and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Purchaser shall be conclusive absent manifest error.
(f)Evidence of Payments.  As soon as practicable after any payment of Taxes by the Company to a Governmental Authority pursuant to this Section, the Company shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(g)Treatment of Certain Tax Benefits. If any party to this Agreement determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.10 (including by the payment of additional amounts pursuant to this Section 5.10), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 5.10 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 5.10(g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 5.10(g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 5.10(g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 5.10(g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(h) Register. The Company shall maintain at one of its offices in the United States a register for the recordation of the name and address of the Purchasers and amounts owing to the Purchasers pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Company and the Purchasers shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Purchaser hereunder for all purposes of this Agreement. The Register shall be available for inspection by the

Company and the Purchasers, at any reasonable time and from time to time upon reasonable prior written notice.
(i)Survival.  Each party’s obligations under this Section 5.10 shall survive any assignment of rights by, or the replacement of, a Purchaser, the termination of the Obligations and the repayment, satisfaction or discharge of all Obligations under this Agreement.
Section 5.11Compliance with Laws and Other Obligations.

The Company will, and will cause each of its Subsidiaries to, (i) comply with all Laws (including Anti-Terrorism Laws and Sanctions) applicable to it and its business activities in all material respects and (ii) comply in all material respects with all Healthcare Laws and Governmental Licenses and Product Authorizations applicable to it and its business activities. Within 30 days after the Effective Date, the Company shall institute (if not already in effect) and thereafter maintain in effect and enforce policies and procedures reasonably designed to promote compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Terrorism Laws and Sanctions.

Section 5.12Maintenance of Properties, Etc.

The Company shall, and shall cause each of its Subsidiaries to, maintain and preserve all of its assets and properties relating to the Product or Product Commercialization and Development Activities, or that are otherwise necessary or useful in the conduct of its business in good working order and condition in accordance with the general practice of other Persons of similar character and size, ordinary wear and tear and damage from casualty or condemnation excepted.

Section 5.13Licenses.

The Company shall, and shall cause each of its Subsidiaries to, obtain and maintain all Governmental Licenses necessary for the execution, delivery and performance of the Transaction Documents, the consummation of the transactions thereunder or the operation and conduct of its business and ownership of its properties (including its Product Commercialization and Development Activities), except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

Section 5.14Maintenance of Regulatory Approvals, Contracts, Etc.

With respect to the Product and all Product Commercialization and Development Activities, the Company will (directly or indirectly), and will cause each of its Subsidiaries (to the extent applicable) to, (i) use Commercially Reasonable Efforts to maintain in full force and effect all Regulatory Approvals, Material Contracts and other rights, interests or assets (whether tangible or intangible) reasonably necessary for the operations of such Person’s business, except as would not reasonably be expected to have a Material Adverse Effect, (ii) maintain in full force and effect, and pay all costs and expenses relating to, such Regulatory Approvals, Material Contracts owned, used or controlled by the Company or any such Subsidiary that are used in or necessary for any related Product Commercialization and Development Activities, except as would not be reasonably expected to have a Material Adverse Effect and (iii) promptly after obtaining knowledge thereof, notify the Purchasers of any claim by any Person that the conduct of the business of the Company or any of its Subsidiaries in connection with any Product Commercialization and Development Activities, has infringed, violated or misappropriated any Intellectual Property of such Person, where such claim could reasonably be expected to have a Material Adverse Effect.

Section 5.15ERISA Compliance.

The Company shall comply, and shall cause each of its Subsidiaries to comply, with the provisions of ERISA with respect to any Plans to which the Company or such Subsidiary is a party as an employer in all material respects.

Section 5.16Commercialization of the Product.
(a)The Company (itself or through one or more Subsidiaries or Licensees) shall use Commercially Reasonable Efforts to Develop and Commercialize the Product in the United States.  Without limiting the foregoing, the Company will use Commercially Reasonable Efforts to prepare, execute, deliver and file any and all agreements, documents or instruments that are necessary or desirable to secure and maintain Marketing Authorization in the United States for the Product. The Company shall not withdraw or abandon, or fail to take any action necessary to prevent the withdrawal or abandonment of, Marketing Authorization in the United States for the Product once obtained, other than to the extent that such withdrawal is required for safety reasons or otherwise required under applicable Law.
(b)The Company shall not enter into any Material Contract related to the Product unless the Company shall have performed reasonable and customary diligence in selecting the applicable counterparty to such Material Contract and negotiating and agreeing to the terms of such Material Contract (or any amendment, modification, restatement, cancellation, supplement, termination or waiver of any of the material terms thereof). In addition, if any Material Contract related to the Product terminates for any reason whatsoever, the Company shall use Commercially Reasonable Efforts to enter into a replacement Material Contract to the extent the relevant rights under such terminated Material Contract are required for the ongoing Development and Commercialization of the Product by the Company in accordance with its express obligations set forth in Section 5.16(a).
(c)The Company shall, and shall cause its Subsidiaries to, comply with all material terms and conditions of and fulfill all material obligations under each Material Contract (including, without limitation, each License Agreement) related to the Product to which any of them is party. Upon the occurrence of a material breach of any such Material Contract by any other party thereto where such material breach has (or is reasonably likely to have) a material adverse effect on the Net Sales, the Company shall provide written notice of such breach to the Administrative Agent, describing in reasonable detail the relevant breach and use Commercially Reasonable Efforts to seek to enforce all of its (or its Subsidiary’s) rights and remedies thereunder.
Section 5.17Payment of Obligations.

Each of the Company and its Subsidiaries shall pay and discharge all its obligations and liabilities (a) prior to the date on which penalties attach thereto, with respect to all material federal, state and other material Taxes imposed upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Company or its Subsidiaries and (b) as the same shall become due and payable, all lawful claims which, if unpaid, would by Law become a Lien upon any Collateral (other than Permitted Liens).

Section 5.18Cooperation Regarding Accounts.

To the extent that the Company or any Subsidiary of the Company receives any amount of proceeds from the Net Sales into an account other than a Collection Account, the Company shall  promptly (and in any event within one (1) Business Day after identification thereof) deposit such proceeds, or shall promptly take all actions necessary to cause such proceeds to be deposited, into a Collection Account.

Section 5.19Sanctions; Anti-Corruption Use of Proceeds.
(a)Neither the Company nor any of its Subsidiaries or their respective agents shall (i) conduct any business or engage in any transaction or dealing with any Sanctioned Person, including the making or receiving any contribution of funds, goods or services to or for the benefit of any Sanctioned Person; (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to any Sanctions; or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Sanctions, the Patriot Act or any other Anti-Terrorism Law.
(b)The Company will not, directly or, to the knowledge of the Company, indirectly, use proceeds received from the Purchasers, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any applicable anti-corruption Law, or (ii) (A) for the purpose of funding any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of country- or territory-wide Sanctions, in violation of Sanctions or (B) in any manner that would result in a violation of Sanctions by any party to this Agreement.
ARTICLE VI

TERMINATION
Section 6.01Termination Date.
(a)Except as provided in this Section 6.01 and in Section 6.02, this Agreement shall terminate upon the later to occur of (i) the expiration of the Revenue Interest Period and (ii) if applicable, the expiration of the Tail Royalty Period (the “Term”).  Subject to the Hard Cap, as applicable, if any payments are required to be made by one of the Parties hereunder after that date, this Agreement shall remain in full force and effect until any and all such payments have been made in full, and (except as provided in Section 6.02) solely for that purpose.
(b)In addition, notwithstanding anything to the contrary herein, this Agreement shall terminate on (i) the Put Option Closing Date or (ii) the Call Option Closing Date.
(c)In addition, notwithstanding anything to the contrary herein, the Company may terminate this Agreement (x) immediately upon the Purchasers’ failure to pay the Purchase Price on the date that it is due in accordance with Section 2.03(b) unless such failure is caused by an error or omission of an administrative or operational nature and such payment is made within two days of the original due date or (y) prior to the Tranche A Funding Date, if a Change of Control has occurred.
(d)Upon expiration or termination of this Agreement in accordance with its terms and upon payment of any amounts due to the Purchasers hereunder, all right, title, and interest in and to the Assigned Interest and Assigned Tail Royalty Interests, as applicable, shall automatically revert to Company, and the Purchasers will have no further rights in the Assigned Interests, the Assigned Tail Royalty Interests or the Collateral.
Section 6.02Effect of Termination.

In the event of the termination of this Agreement pursuant to Section 6.01, (a) this Agreement shall forthwith become void and have no effect without any liability on the part of any party hereto or its Affiliates, directors, officers, stockholders, partners, managers or members other than the provisions of this Section 6.02, Section 5.03, Section 7.05 and Section 7.19 hereof, which shall survive any termination as set forth in Section 6.01, and (b) upon the payment and performance in full of all Obligations hereunder (other than contingent indemnification claims for which no claim has been made), the security interests in the Collateral created by any Transaction Document shall be automatically released. Nothing contained in this Section 6.02 shall relieve any party from liability for any breach of this Agreement. In connection with any such termination and release, the Administrative Agent and the Purchasers shall execute and deliver to the Company all documents the Company shall reasonably request to evidence such termination and release.

ARTICLE VII

MISCELLANEOUS
Section 7.01Survival.

All representations and warranties made herein and in any other Transaction Document, any certificates or in any other writing delivered pursuant hereto or thereto shall survive the execution and delivery of this Agreement and shall continue to survive until the termination of this Agreement in accordance with Article VI.

Section 7.02Limitations on Damages.

Notwithstanding anything to the contrary in this Agreement, in no event shall either party be liable for special, indirect, incidental, punitive or consequential damages of the other party,

whether or not caused by or resulting from the actions of such party or the breach of its covenants, agreements, representations or warranties hereunder, even if such party has been advised of the possibility of such damages.

Section 7.03Notices.
(a)All notices, requests, instructions, directions and other communications provided for herein (including any modifications of, or waivers, requests or consents under, this Agreement) or in the other Transaction Documents shall be given or made in writing (including by telecopy or email) delivered, if to the Company, the Administrative Agent or any Purchaser, to its address specified on the signature pages hereto, or at such other address as shall be designated by such party in a written notice to the other parties. Except as otherwise provided in this Agreement or therein, all such communications shall be deemed to have been duly given upon receipt of a legible copy thereof, in each case given or addressed as aforesaid. All such communications provided for herein by telecopy shall be confirmed in writing promptly after the delivery of such communication (it being understood that non-receipt of written confirmation of such communication shall not invalidate such communication).  Notwithstanding anything in this Section 7.03 to the contrary, any notice, request, instruction, direction or other communication made provided for herein.
(b)Notwithstanding anything in this Section 7.03 to the contrary, any notice, request, instruction, direction or other communication provided for herein and addressed to a QIA Purchaser (a “QIA Purchaser Notice”) shall be effective only if such QIA Purchaser Notice is (a) delivered either personally by hand or by an international courier service providing delivery service in Qatar to the address of such QIA Purchaser set forth in this Agreement under the signature pages hereto and, in each case (b) confirmed by email to such QIA Purchaser’s email addresses listed under the signature pages hereto; provided that (i) all such email addresses listed under the signature pages hereto for copy are copied and (ii) a “failed delivery” message is not received by the sender from such QIA Purchaser’s primary email addresses listed under the signature pages hereto.  Delivery shall be deemed effective only if completed by 1:30 p.m. on a day in which banks are open for business in Qatar (a “Qatari Business Day”) or on the following Qatari Business Day if completed later.
Section 7.04Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Company shall not be entitled to assign any of its obligations and rights under the Transaction Documents without the prior written consent of each Purchaser, and any such assignment in violation of this Section 7.04 shall be null and void; provided that the foregoing shall not apply to any assignment by merger or operation of law provided that the successor or surviving entity, if not the Company, shall agree in writing to be bound by all the provisions of this Agreement. Solely upon the consent of the Company (which consent may not be unreasonably withheld, delayed or conditioned), each Purchaser may assign any of its obligations or rights under the Transaction Documents without restriction; provided that the Purchasers may assign any of its rights and obligations to (i) an Affiliate or (ii) Oaktree Capital Management, L.P. or any of its managed funds or accounts, or any Affiliate of the foregoing, without the consent of the Company.

Section 7.05Indemnification.
(a)The Company hereby indemnifies and holds the Administrative Agent, the Purchasers and their respective Affiliates and any of their respective partners, directors, managers, members, officers, employees and agents (each, a “Purchasers Indemnified Party”) harmless from and against any and all Losses (including all Losses in connection with any product liability claims or claims of infringement, violation or misappropriation of any Intellectual Property rights of any Third Parties) incurred or suffered by any Purchasers Indemnified Party arising out of any breach of any representation, warranty or certification made by the Company in any of the Transaction Documents or any breach of or default under any covenant or agreement by the Company pursuant to any Transaction Document, including any failure by the Company to satisfy any of the Excluded Liabilities and Obligations; provided, however, that the foregoing shall exclude any indemnification to any Purchasers Indemnified Party (i) that results from the gross negligence, bad faith or willful misconduct of such the Purchasers Indemnified Party, or (ii) to the extent resulting from acts or omissions of the Company based upon and in compliance with the written instructions from any Purchasers Indemnified Party. This Section 7.05(a) shall not apply to Taxes other than Taxes relating to a non-Tax claim or Loss governed by this Section 7.05(a).
(b)The Purchasers, severally but not jointly, hereby indemnify and hold the Company, its Affiliates and any of their respective partners, directors, managers, officers, employees and agents (each, a “Company Indemnified Party”) harmless from and against any and all Losses incurred or suffered by a Company Indemnified Party arising out of any breach of any representation, warranty or certification made by the Purchasers in any of the Transaction Documents or any breach of or default under any covenant or agreement by the Purchasers pursuant to any Transaction Document; provided, however, that the foregoing shall exclude any indemnification to any Company Indemnified Party (i) that results from the gross negligence, bad faith or willful misconduct of such Company Indemnified Party, (ii) to the extent resulting from acts or omissions of the Purchasers based upon and in compliance with the written instructions from any Company Indemnified Party or (iii) for any matter in respect of which any Purchasers Indemnified Party would be entitled to indemnification under Section 7.05(a).
(c)If any claim, demand, action or proceeding (including any investigation by any Governmental Authority) shall be brought or alleged against an indemnified party in respect of which indemnity is to be sought against an indemnifying party pursuant to the preceding paragraphs, the indemnified party shall, promptly after receipt of notice of the commencement of any such claim, demand, action or proceeding, notify the indemnifying party in writing of the commencement of such claim, demand, action or proceeding, enclosing a copy of all papers served, if any; provided, that the omission to so notify such indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7.05 unless, and only to the extent that, such omission results in the forfeiture of, or has a material adverse effect on the exercise or prosecution of, substantive rights or defenses by the indemnifying party. In case any such action is brought against an indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7.05 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding, an indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party has assumed the defense of such proceeding and has failed within a reasonable time to retain counsel reasonably satisfactory to such indemnified party or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interests between them based on the advice of such counsel. It is agreed that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than two separate law firms in each relevant jurisdiction for all such indemnified parties, one for each of (A) the Oaktree Purchasers and (B) the QIA Purchasers. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.
(d)The indemnification afforded by this Section 7.05 shall be the sole and exclusive remedy for any and all Losses awarded against or incurred or suffered by the Purchasers Indemnified Parties against the Company in connection with the Company’s indemnification obligations hereunder and the Company Indemnified Parties against the Purchasers in connection with the Purchasers’ indemnification obligations hereunder, in each case other than any indemnification obligations resulting from (A) the gross negligence, the bad faith or willful misconduct of the other Party or (B) acts or omissions based upon and in compliance with the written instructions from the other Party; provided that nothing in this Section 7.05 shall alter or affect the rights of the Purchasers to exercise remedies under the Transaction Documents in accordance with their terms or other rights of creditors under the UCC or any other applicable Law.
(e)Notwithstanding anything in this Agreement to the contrary, the Company shall not have any liability under this Section 7.05 on any day on which such indemnity claim under this Section 7.05 is paid by Company, in excess of the Cap Amount for such day. “Cap Amount” means, for any day on which an indemnity claim under this Section 7.05 is paid by the Company, the excess of (x) the Hard Cap over (y) the sum of (A) the aggregate amount of Revenue Interest Payments received by the Purchasers on or prior to such day and (B) the aggregate amount of payments made under this Section 7.05 by Company on or prior to such day. Notwithstanding anything in this Agreement to the contrary, the Purchasers shall not have any liability under this Section 7.05 in excess of the Purchase Price, in the aggregate.
Section 7.06No Implied Representations and Warranties.

Each party acknowledges and agrees that, other than the representations and warranties specifically contained in any of the Transaction Documents, there are no representations or warranties of either party or any other Person either expressed or implied with respect to the Assigned Interests, Assigned Tail Royalty Interests or the transactions contemplated hereby. Without limiting the foregoing, each of the Purchasers acknowledges and agrees that (a) such Purchaser and its Affiliates, together with its and its Affiliates’ representatives, have made their own investigation of the Product (including the Product Intellectual Property) and are not relying on any implied warranties or upon any representation or warranty whatsoever as to the future amount or potential amount of the Assigned Interests or Assigned Tail Royalty Interests or as to the creditworthiness of Company and (b) except as expressly set forth in any representation or warranty in a Transaction Document, such Purchaser shall have no claim or right to indemnification pursuant to Section 7.05 (or otherwise) with respect to any information, documents or materials furnished to such Purchaser, any of its Affiliates, or any of its or its Affiliates’ representatives, including any information, documents or material made available to such Purchaser and its Affiliates and its Affiliates’ representatives in any data room, presentation, interview or any other form relating to the transactions contemplated hereby.

Section 7.07Independent Nature of Relationship.
(a)The relationship between the Company and its Subsidiaries, on the one hand, and the Purchasers, on the other, is solely that of seller and purchaser, and neither the Purchasers, on the one hand, nor the Company and its Subsidiaries, on the other, has any fiduciary or other special relationship with the other or any of their respective Affiliates. Nothing contained herein or in any other Transaction Document shall be deemed to constitute the Company and its Subsidiaries and the Purchasers as a partnership, an association, a joint venture or other kind of entity or legal form for any purposes, including any Tax purposes.  The Parties agree that they shall not take any inconsistent position with respect to such treatment in a filing with any Governmental Authority.
(b)The Company and/or any of its Affiliates shall not at any time obligate the Purchasers, or impose on the Purchasers any obligation, in any manner or with respect to any Person not a party hereto.
Section 7.08Tax Treatment.

The Purchasers and the Company acknowledge and agree that, for U.S. federal and applicable state and local income tax purposes, (i) the Purchasers’ payment of the Purchase Price to the Company under Tranche A, Tranche B, and Tranche C and the associated rights and obligations under this Agreement shall collectively be treated as the issuance of three debt instruments (each, a “Tax Debt Instrument”), with each Tax Debt Instrument issued on the date that the Purchasers fund the applicable portion of the Purchase Price pursuant to this Agreement, (ii) each Tax Debt Instrument shall be treated as a contingent payment debt instrument that is subject to the rules set forth in Treasury Regulations Section 1.1275-4, (iii) the Purchasers shall not be treated as the owner of the Assigned Interests and the Assigned Tail Royalty Interests or any portion thereof, and (iv) except for any payments with respect to the Assigned Tail Royalty Interests, none of the payments that the Company makes to the Purchasers hereunder shall be treated as a payment of contingent interest under Section 871(h)(4) of the Internal Revenue Code. The Company shall provide the projected payment schedule for each Tax Debt Instrument to the

Administrative Agent as required under Treasury Regulations Section 1.1275-2(e) and Treasury Regulations Section 1.1275-4(b)(4)(iv); provided however that the Company shall consult with, and consider in good faith any reasonable comments or proposals timely made by, the Administrative Agent regarding the projected payment schedule for each Tax Debt Instrument. The parties hereto agree not to take any position that is inconsistent with the provisions of this Section 7.08 on any Tax Return or in any audit or other administrative or judicial proceeding unless the party that contemplates taking such an inconsistent position has been advised by nationally recognized counsel or accounting firm in writing that, as a result of a change in law, it is more likely than not that the inconsistent position is required by applicable law.

Section 7.09Entire Agreement.

This Agreement, together with the Exhibits and Schedules hereto (which are incorporated herein by reference), and the other Transaction Documents constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements (including the Term Sheet), understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein (or in the Exhibits, Schedules or other Transaction Documents) has been made or relied upon by either party hereto. None of this Agreement, nor any provision hereof, is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

Section 7.10Amendments; No Waivers.
(a)This Agreement or any term or provision hereof may not be amended, changed or modified except with the written consent of the parties hereto. No waiver of any right hereunder shall be effective unless such waiver is signed in writing by the party against whom such waiver is sought to be enforced.
(b)No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
Section 7.11Interpretation.

When a reference is made in this Agreement to Articles, Sections, Schedules or Exhibits, such reference shall be to an Article, Section, Schedule or Exhibit to this Agreement unless otherwise indicated. The words “include”, “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation”. Neither party hereto shall be or be deemed to be the drafter of this Agreement for the purposes of construing this Agreement against one party or the other.

Section 7.12Headings and Captions.

The headings and captions in this Agreement are for convenience and reference purposes only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

Section 7.13Counterparts; Effectiveness.

This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto. Any counterpart may be executed by facsimile or pdf signature and such facsimile or pdf signature shall be deemed an original.

Section 7.14Severability.

If any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nevertheless be given full force and effect.

Section 7.15Expenses.

The Company agrees to pay or reimburse the Purchasers and the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses (including the reasonable and documented out of pocket fees, expenses, charges and disbursements of counsel to the Purchasers and the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Transaction Documents or any amendments thereto; provided, that the amount of such costs and expenses obligated to be paid by the Company for activities prior to the Effective Date, together with all costs and expenses payable by the Company and its Subsidiaries related to the Oaktree Term Loan Facility and any related transactions with the Administrative Agent, the Purchasers and/or their Affiliates prior to the Effective Date, shall not exceed $[***], plus the actual cost of any collateral filing and recordation fees and searches.

Section 7.16Governing Law; Jurisdiction.
(a)This Agreement shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the state of New York, without giving effect to the principles of conflicts of law thereof.
(b)Any legal action or proceeding with respect to this Agreement or any other Transaction Document may be brought in any state or federal court of competent jurisdiction in the State of New York, County of New York. By execution and delivery of this Agreement, each party hereto hereby irrevocably consents to and accepts, for itself and in respect of its property, generally and unconditionally the exclusive jurisdiction of such courts. Each party hereto hereby further irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of any Transaction Document.
(c)Each party hereto hereby irrevocably consents to the service of process out of any of the courts referred to in subsection (b) of this Section 7.16 in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address set forth in this Agreement. Each party hereto hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any suit, action or proceeding commenced hereunder or under any other Transaction Document that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of a party to serve process on the other party in any other manner permitted by law.
Section 7.17Waiver of Jury Trial.

Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any action, proceeding, claim or counterclaim arising out of or relating to any Transaction Document or the transactions contemplated under any Transaction Document. This waiver shall apply to any subsequent amendments, renewals, supplements or modifications to any Transaction Document.

Section 7.18Release of Liens upon Certain Permitted Financings; Non-Disturbance; Permitted Intercreditor Agreement.
(a) In connection with the incurrence by the Company or any of its Subsidiaries of any Permitted Priority Debt, the Administrative Agent and the Purchasers (upon request of the Company) shall enter into an intercreditor agreement with the lenders (or the agent to such lenders), which intercreditor agreement shall contain substantially similar terms as those in the Intercreditor Agreement (any such intercreditor agreement, a “Permitted Intercreditor Agreement”).
(b)Upon the request of any Licensee party (or prospective Licensee to be a party) to a Permitted Licensing Agreement, the Administrative Agent and the Purchasers shall, at the reasonable request of the Company, enter into non-disturbance and similar agreements in connection with the licensing of any Product Intellectual Property and other general intangibles covering the Product permitted under this Agreement to the extent reasonably requested by Licensee thereof and on terms reasonably satisfactory to the Administrative Agent. In connection with any licensing or sub-licensing transactions permitted pursuant to this Agreement, each of the Administrative Agent and the Purchasers agree, at the request of the Company, to execute and deliver such documents as the Company may reasonably request to evidence such non-disturbance or similar agreement which shall be on terms reasonably satisfactory to the Administrative Agent, provided that the security interests of the Purchasers in the Intellectual Property shall not be affected.
(c)Any Lien held by the Purchasers or by the Administrative Agent for the benefit of the Purchasers against (i) any Collateral that is disposed of by the Company or its Subsidiaries (including pursuant to a valid waiver or consent) in any transaction not prohibited by this Agreement or (ii) any property subject to a Lien described in clause (b) of the definition of “Permitted Liens” shall, in each case, be automatically released without further action by the Administrative Agent, any Purchaser or the Company or any Subsidiary, and each Purchaser hereby directs the Administrative Agent to, and the Administrative Agent hereby agrees, upon receipt of reasonable advance notice from the Company, to execute and deliver or file such documents and to perform other actions reasonably necessary to release the guarantees and Liens when and as directed pursuant to this Section 7.18 and deliver to the Company, at the expense of the Company, any portion of such Collateral so released pursuant to this Section 7.18 that is in possession of the Administrative Agent.
Section 7.19Confidentiality.

The Administrative Agent and the Purchasers agree to keep confidential all non-public information provided to it by the Company pursuant to this Agreement; provided that nothing herein shall prevent the Administrative Agent or the Purchasers from disclosing any such information (i) to the Purchasers, any Affiliate of the Purchasers or any other assignee permitted under Section 7.04, (ii) to their employees, officers, directors, agents, attorneys, accountants, trustees and other professional advisors or those of any of its Affiliates (collectively, its “Affiliated Parties”), (iii) upon the request or demand of any Governmental Authority purporting to have jurisdiction over such Person or its Affiliates (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iv) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Law, (v) if required to do so in connection with any litigation or similar proceeding, (vi) that has been publicly disclosed (other than as a result of a disclosure in violation of this Section 7.19) or (vii) to the extent necessary in connection with the exercise of any remedy hereunder or under any other Transaction Document; provided that, in the case of disclosure pursuant to clause (iii), (iv) and (v) above, the Purchasers shall promptly provide notice to the Company to the extent reasonable and not prohibited by Law or any applicable Governmental Authority.  Notwithstanding any provision of this Agreement otherwise requiring any QIA Purchaser to provide any information or documents to any party to this Agreement or any third party, such QIA Purchaser shall be entitled to withhold, edit, redact and/or otherwise limit disclosure of any such information or documents on the grounds of national security and/or financial or economic sensitivity and such QIA Purchaser shall have no liability whatsoever and shall be free and harmless from any claims whatsoever for exercising its rights pursuant to this clause.

ARTICLE VIII

THE ADMINISTRATIVE AGENT
Section 8.01Appointments and Duties.
(a)Appointment of the Administrative Agent. Each of the Purchasers hereby irrevocably appoints Oaktree Fund Administration, LLC (together with any successor Administrative Agent) as the Administrative Agent hereunder and authorizes the Administrative Agent to (i) execute and deliver the Transaction Documents and accept delivery thereof on its behalf from the Company or any of its Subsidiaries, (ii) take such action on its behalf and to exercise all rights, powers and remedies and perform the duties as are expressly delegated to the Administrative Agent under such Transaction Documents and (iii) exercise such powers as are reasonably incidental thereto. Except as expressly set forth herein, the provisions of this Article VIII are solely for the benefit of the Administrative Agent and the Purchasers, and neither the Company nor its Affiliates shall have rights as a third-party beneficiary of any such provisions.

(b)Duties as Agent. Without limiting the generality of Section 8.01(a), the Administrative Agent shall have the sole and exclusive right and authority (to the exclusion of the Purchasers), and is hereby authorized, to (i) act as the disbursing and collecting agent for the Purchasers with respect to all payments and collections arising in connection with the Transaction Documents, and each Person making any payment in connection with any Transaction Document to any Secured Party is hereby authorized to make such payment to the Administrative Agent, (ii) file and prove claims and file other documents necessary or desirable to allow the claims of the Secured Parties with respect to any Obligation in any bankruptcy, insolvency or similar proceeding (but not to vote, consent or otherwise act on behalf of such Secured Party), (iii) act as collateral agent for each Secured Party for purposes of acquiring, holding, enforcing and perfecting all Liens created by the Transaction Documents and all other purposes stated therein, (iv) manage, supervise and otherwise deal with the Collateral, (v) take such other action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Transaction Documents, (vi) except as may be otherwise specified in any Transaction Document, exercise all remedies given to the Administrative Agent and the other Secured Parties with respect to the Collateral, whether under the Transaction Documents, applicable Laws or otherwise and (vii) execute any amendment, consent or waiver under the Transaction Documents on behalf of any Purchaser that has consented in writing to such amendment, consent or waiver; provided that the Administrative Agent hereby appoints, authorizes and directs each Purchaser to act as collateral sub-agent for the Administrative Agent and the Purchasers for purposes of the perfection of all Liens with respect to the Collateral, including any deposit account maintained by the Company, and cash and cash equivalents held by, such Purchaser, and may further authorize and direct the Purchasers to take further actions as collateral sub-agents for purposes of enforcing such Liens or otherwise to transfer the Collateral subject thereto to the Administrative Agent, and each Purchaser hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed.
(c)Limited Duties. The Purchasers and the Company hereby each acknowledge and agree that the Administrative Agent (i) has undertaken its role hereunder purely as an accommodation to the parties hereto and the transactions contemplated hereby, (ii) is receiving no compensation for undertaking such role and (iii) subject only to the notice provisions set forth in Section 8.09, may resign from such role at any time for any reason or no reason whatsoever. Without limiting the foregoing, the parties hereto further acknowledge and agree that under the Transaction Documents, the Administrative Agent (i) is acting solely on behalf of the Purchasers (except to the limited extent provided in Section 8.11) with duties that are entirely administrative in nature, notwithstanding the use of the defined term “the Administrative Agent”, the terms “agent”, “administrative agent” and “collateral agent” and similar terms in any Transaction Document to refer to the Administrative Agent, which terms are used for title purposes only, (ii) is not assuming any duty or obligation under any Transaction Document other than as expressly set forth therein or any role as agent, fiduciary or trustee of or for any Purchaser or any other Secured Party and (iii) shall have no implied functions, responsibilities, duties, obligations or other liabilities under any Transaction Document (fiduciary or otherwise), in each case, regardless of whether a default, breach or Put Option Events under this Agreement has occurred and is continuing, and each Purchaser hereby waives and agrees not to assert any claim against the Administrative Agent based on the roles, duties and legal relationships expressly disclaimed in this clause (c). Without in any way limiting the foregoing, the Administrative Agent shall not, except as expressly set forth in this Agreement and in the other Transaction Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.
Section 8.02Binding Effect.

Each Purchaser agrees that (i) any action taken by the Administrative Agent in accordance with the provisions of the Transaction Documents, (ii) any action taken by the Administrative Agent in reliance upon the instructions of the Purchasers and (iii) the exercise by the Administrative Agent of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties.

Section 8.03Use of Discretion.
(a)No Action without Instructions. The Administrative Agent shall not be required to exercise any discretion or take, or to omit to take, any action, including with respect to enforcement or collection, except (subject to clause (b) below) any action it is required to take or omit to take (i) under any Transaction Document or (ii) pursuant to written instructions from the Majority Purchasers (or, where expressly required by the terms of this Agreement, a greater proportion of the Purchasers).
(b)Right Not to Follow Certain Instructions. Notwithstanding Section 8.03(a) or any other term or provision of this Article VIII, the Administrative Agent shall not be required to take, or to omit to take, any action (i) unless, upon demand, the Administrative Agent receives an indemnification satisfactory to it from the Purchasers (or, to the extent applicable and acceptable to the Administrative Agent, any other Secured Party) against all liabilities that, by reason of such action or omission, may be imposed on, incurred by or asserted against the Administrative Agent or any Affiliate thereof or (ii) that is, in the opinion of the Administrative Agent, in its sole and absolute discretion, contrary to any Transaction Document, Law or the best interests of the Administrative Agent or any of its Affiliates, including, for the avoidance of doubt, any action that may be in violation of the automatic stay in connection with any insolvency or similar proceeding.
Section 8.04Delegation of Rights and Duties. The Administrative Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Transaction Document by or through any trustee, co-agent, employee, attorney-in-fact and any other Person (including any Secured Party). The Administrative Agent and any such Person may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. Any such Person and its Affiliates shall benefit from this Article VIII to the extent provided by the Administrative Agent; provided, however, that the exculpatory provisions of this Article VIII  shall apply to any such sub-agent and to the Affiliates of the Administrative Agent and of any such sub-agent, and shall apply to their respective activities in connection with their activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

Section 8.05Liability.
(a)The Administrative Agent may, without incurring any liability hereunder, (i) consult with any of its Affiliates and, whether or not selected by it, any other advisors, accountants and other experts (including advisors to, and accountants and experts engaged by, the Company) and (ii) rely and act upon any notice, request, certificate, consent, statement, instrument, document or other writing (including and electronic message, Internet or intranet website posting or other distribution), telephone message or conversation or oral conversation, in each case believed by it to be genuine and transmitted, signed or otherwise authenticated by the appropriate parties. In determining compliance with any condition hereunder to the making of a Purchase Price payment that by its terms must be fulfilled to the satisfaction of a Purchaser, the Administrative Agent may presume that such condition is satisfactory to such Purchaser unless the Administrative Agent shall have received written notice to the contrary from such Purchaser prior to the making of such purchase.
(b)Neither the Administrative Agent nor any of its Affiliates shall be liable for any action taken or omitted to be taken by any of them under or in connection with any Transaction Document, and the Purchasers and the Company hereby waive and shall not assert any right, claim or cause of action based thereon, except to the extent of liabilities resulting primarily from the fraudulent conduct or behavior of the Administrative Agent or, as the case may be, such Affiliate (each as determined in a final, non-appealable judgment or order by a court of competent jurisdiction) in connection with the duties expressly set forth herein. Without limiting the foregoing, the Administrative Agent:
(i)shall not be responsible or otherwise incur liability for any action or omission taken in reliance upon the instructions of, or with the consent of, the Purchasers or for the actions or omissions of any of its Affiliates selected with reasonable care (other than employees, officers and directors of the Administrative Agent, when acting on behalf of the Administrative Agent);
(ii)shall not be responsible to any Secured Party for the (a) validity, enforceability, effectiveness or genuineness of this Agreement, any other Transaction Document or any other agreement, instrument or document, or (b) due execution, legality, validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, any Transaction Document;
(iii)makes no warranty or representation, and shall not be responsible, to any Secured Party for, and shall not have any duty to ascertain or inquire into, any statement, document, information, certificate, report, representation or warranty made or furnished by or on behalf of any Affiliate, in or in connection with any Transaction Document or any transaction contemplated therein, whether or not transmitted by the Administrative Agent, including as to completeness, accuracy, scope or adequacy thereof, or for the scope, nature or results of any due diligence performed by the Administrative Agent in connection with the Transaction Documents (other than to confirm receipt of items expressly required to be delivered to the Administrative Agent); and

(iv)shall not have any duty to ascertain or to inquire as to the performance or observance of any provision of any Transaction Document or whether any condition set forth in any Transaction Document is satisfied or waived, including, without limiting the generality of the foregoing, as to the financial condition of the Company or as to the existence or continuation or possible occurrence or continuation of any Put Option Event and shall not be deemed to have notice or knowledge of such occurrence or continuation unless it has received a notice from the Company or any Purchaser describing such Put Option Event clearly labeled “put option event” (in which case the Administrative Agent shall promptly give notice of such receipt to all Purchasers);

and, for each of the items set forth in clauses (i) through (iv) above, each Purchaser and the Company hereby waives and agrees not to assert any right, claim or cause of action it might have against the Administrative Agent based thereon.

Section 8.06Administrative Agent Individually.

The Administrative Agent and its Affiliates may make loans and other extensions of credit to, acquire stock and stock equivalents of, accept deposits from, act as the financial advisor for or in any other advisory capacity for, or engage in any kind of business with, the Company or its Subsidiaries as though it were not acting as the Administrative Agent and may receive separate fees and other payments therefor. To the extent the Administrative Agent or any of its Affiliates becomes a Purchaser hereunder, it shall have and may exercise the same rights and powers hereunder and shall be subject to the same obligations and liabilities as any other Purchaser and the term “Purchaser” and any similar terms shall, except where otherwise expressly provided in any Transaction Document, include, without limitation, the Administrative Agent or such Affiliate, as the case may be, in its individual capacity as Purchaser.

Section 8.07Purchaser Credit Decision.

Each Purchaser acknowledges that it has, independently and without reliance upon the Administrative Agent, any Purchaser or any of their Affiliates or upon any document solely or in part because such document was transmitted by the Administrative Agent or any of its Affiliates, conducted its own independent investigation of the financial condition and affairs of the Company and has made and continues to make its own credit decisions in connection with entering into, and taking or not taking any action under, any Transaction Document or with respect to any transaction contemplated in any Transaction Document, in each case based on such documents and information as it shall deem appropriate.

Section 8.08Expenses; Indemnities.
(a)Each Purchaser agrees to reimburse the Administrative Agent and each of its Affiliates (to the extent not reimbursed by the Company) promptly upon demand for such Purchaser’s Proportionate Share of any costs and expenses (including fees, charges and disbursements of financial, legal and other advisors and Other Taxes paid in the name of, or on behalf of, the Company or any of its Subsidiaries or Affiliates) that may be incurred by the Administrative Agent or any of its Affiliates in connection with the preparation, syndication, execution, delivery, administration, modification, consent, waiver or enforcement (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding or otherwise) of, or legal advice in respect of its rights or responsibilities under, any Transaction Document.
(b)Each Purchaser agrees to indemnify the Administrative Agent (or any sub-agent thereof) and any Affiliates of the Administrative Agent (or any such sub-agent) (to the extent not indefeasibly paid by the Company), from and against such Purchaser’s aggregate Proportionate Share of the liabilities (including taxes, interests and penalties imposed for not properly withholding or backup withholding on payments made to on or for the account of any Purchaser) that may be imposed on, incurred by or asserted against the Administrative Agent (or any sub-agent thereof) or any Affiliates of the Administrative Agent (or any such sub-agent) in any matter relating to or arising out of, in connection with or as a result of any Transaction Document or any other act, event or transaction related, contemplated in or attendant to any such document, or, in each case, any action taken or omitted to be taken by the Administrative Agent (or any sub-agent thereof) or any Affiliates of the Administrative Agent (or any such sub-agent) under or with respect to any of the foregoing; provided that no Purchaser shall be liable to the Administrative Agent (or any sub-agent thereof) or any Affiliates of the Administrative Agent (or any such sub-agent) to the extent such liability has resulted primarily from the gross negligence or willful misconduct of the Administrative Agent (or any sub-agent thereof) or, as the case may be, such Affiliate of the Administrative Agent (or any sub-agent thereof), as determined by a court of competent jurisdiction in a final non-appealable judgment or order.
Section 8.09Resignation of the Administrative Agent.
(a)At any time upon not less than 30 days’ prior written notice, the Administrative Agent may resign as the “the Administrative Agent” hereunder, in whole or in part (in the sole and absolute discretion of the Administrative Agent). If the Administrative Agent delivers any such notice, the Majority Purchasers shall have the right, in consultation with the Company, to appoint a successor, which shall be (i) a Purchaser holding at least thirty percent (30%) of the outstanding Commitments or any Affiliate thereof or (ii) any other financial institution consented to by the Company (provided that the consent of the Company shall not be required to the extent a Put Option Event has occurred and is continuing). If a successor Administrative Agent has not been appointed on or before the effectiveness of the resignation of the resigning Administrative Agent (or such earlier date as shall be agreed by the Majority Purchasers) (the “Resignation Effective Date”), then the resigning Administrative Agent may (but shall not be obligated to), on behalf of the Purchasers, appoint any Person reasonably chosen by it as the successor Administrative Agent, notwithstanding whether the Majority Purchasers have appointed a successor or the Company has consented to such successor. Whether or not a successor has been appointed, such resignation shall become effective on the Resignation Effective Date.
(b)Effective from the Resignation Effective Date, (i) the resigning Administrative Agent shall be discharged from its duties and obligations under the Transaction Documents to the extent set forth in the applicable resignation notice, (ii) the Purchasers shall assume and perform all of the duties of the Administrative Agent until a successor Administrative Agent shall have accepted a valid appointment hereunder, (iii) the resigning Administrative Agent and its Affiliates shall no longer have the benefit of any provision of any Transaction Document other than with respect to (x) any actions taken or omitted to be taken while such resigning Administrative Agent was, or because the Administrative Agent had been, validly acting as the Administrative Agent under the Transaction Documents or (y) any continuing duties such resigning Administrative Agent will continue to perform, and (iv) subject to its rights under Section 8.04, the resigning Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as the Administrative Agent under the Transaction Documents. Effective immediately upon its acceptance of a valid appointment as the Administrative Agent, a successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the resigning Administrative Agent under the Transaction Documents.
Section 8.10[Reserved].
Section 8.11Additional Secured Parties. The benefit of the provisions of the Transaction Documents directly relating to the Collateral or any Lien granted thereunder shall extend to and be available to any Secured Party that is not a Purchaser as long as, by accepting such benefits, such Secured Party agrees, as among the Administrative Agent and all other Secured Parties, that such Secured Party is bound by (and, if requested by the Administrative Agent, shall confirm such agreement in a writing in form and substance acceptable to the Administrative Agent) this Article VIII  and the decisions and actions of the Administrative Agent and the Purchasers to the same extent a Purchaser is bound; provided that, notwithstanding the foregoing, (i) such Secured Party shall be bound by Section 8.08 only to the extent of liabilities, costs and expenses with respect to or otherwise relating to the Collateral held for the benefit of such Secured Party, in which case the obligations of such Secured Party thereunder shall not be limited by any concept of pro rata share or similar concept, (ii) each of the Administrative Agent and each Purchaser shall be entitled to act at its sole discretion, without regard to the interest of such Secured Party, regardless of whether any Obligation to such Secured Party thereafter remains outstanding, is deprived of the benefit of the Collateral, becomes unsecured or is otherwise affected or put in jeopardy thereby, and without any duty or liability to such Secured Party or any such Obligation and (iii) such Secured Party shall not have any right to be notified of, consent to, direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under any Transaction Document.

Section 8.12Agent May File Proofs of Claim.  In case of the pendency of any insolvency or similar proceeding or any other judicial proceeding relating to the Company, the Administrative Agent (irrespective of whether any payments under this Agreement shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Company) shall be entitled and empowered (but not obligated) by intervention or such proceeding or otherwise:

(a)to file and prove a claim for the whole amount of all Obligations that are owing and unpaid under this Agreement and to file such other documents as may be necessary or advisable in order to have the claims of the Purchasers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Purchasers and the Administrative Agent and their respective agents and counsel); and

(b)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Purchaser to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Purchasers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel.

Section 8.13[Reserved].

Section 8.14Acknowledgements of Purchasers.
(a)If the Administrative Agent notifies a Purchaser, or any Person who has received funds on behalf of a Purchaser (any such Purchaser or other recipient, a “Payment Recipient”), that the Administrative Agent has determined in its reasonable discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Purchaser or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent, and such shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than five Qatari Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (i) shall be conclusive, absent manifest error.  Notwithstanding the foregoing, without limiting any other rights or remedies (whether at law or in equity), the Administrative Agent may not make any demand under this clause (i) with respect to an Erroneous Payment unless such demand is made within 5 Business Days of the date of receipt of such Erroneous Payment by the applicable Payment Recipient.
(b)Without limiting immediately preceding clause (a), each Purchaser, or any Person who has received funds on behalf of a Purchaser, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Purchaser or other such recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Purchaser shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) use commercially reasonable efforts to notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 8.14(b)(ii).
(c)Each Purchaser hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Purchaser under any Transaction Document, or otherwise payable or distributable by the Administrative Agent to such Purchaser from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.
(d)In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Purchaser that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf)  (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Purchaser at any time, (i) such Purchaser shall be deemed to have assigned its Assigned Interests and Assigned Tail Royalty Interests (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Assigned Interests and Assigned Tail Royalty Interests”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Assigned Interests and Assigned Tail Royalty Interests (but not Commitments) of the Erroneous Payment Impacted Assigned Interests and Assigned Tail Royalty Interests, the “Erroneous Payment Deficiency Assignment”) (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Company) deemed to execute and deliver an assignment and assumption agreement with respect to such Erroneous Payment Deficiency Assignment, and such Purchaser shall deliver any notes or other instruments evidencing such Assigned Interests and Assigned Tail Royalty Interests to the Company or the Administrative Agent, (ii) the Administrative Agent as the assignee Purchaser shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Purchaser shall become a Purchaser, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Purchaser shall cease to be a Purchaser hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Purchaser and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Assigned Interests and Assigned Tail Royalty Interests subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Assigned Interests and Assigned Tail

Royalty Interests acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Purchaser shall be reduced by the net proceeds of the sale of such Assigned Interests and Assigned Tail Royalty Interests (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Purchaser (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Purchaser and such Commitments shall remain available in accordance with the terms of this Agreement.  In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold an Assigned Interests and Assigned Tail Royalty Interests (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Purchaser under the Transaction Documents with respect to each Erroneous Payment Return Deficiency.
(e)The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Company, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Company for the purpose of making such Erroneous Payment.
(f)To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(g)Each party’s obligations, agreements and waivers under this Section 8.14 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Purchaser, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Transaction Document.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

COMPANY:

bioxcel therapeutics, inc.

/s/ Vimal Mehta
Name:	Vimal Mehta
Title:	Chief Executive Officer

[Signature Page to Revenue Interest Financing Agreement]

ADMINISTRATIVE AGENT: OAKTREE FUND ADMINISTRATION, LLC

By:	Oaktree Capital Management, L.P.
Its:	Managing Member

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Kendall Bass
	Name:	Kendall Bass
	Title:	Vice President

[Signature Page to Revenue Interest Financing Agreement]

PURCHASER: OAKTREE-TCDRS STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Kendall Bass
	Name:	Kendall Bass
	Title:	Vice President

Address for Notices:
Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071
Attn:Oaktree Agency

Email:Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari Blaut

Email: blauta@sullcrom.com

[Signature Page to Revenue Interest Financing Agreement]

PURCHASER: OAKTREE-FORREST MULTI-STRATEGY, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Kendall Bass
	Name:	Kendall Bass
	Title:	Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Revenue Interest Financing Agreement]

PURCHASER: OAKTREE-TBMR STRATEGIC CREDIT FUND C, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Kendall Bass
	Name:	Kendall Bass
	Title:	Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Revenue Interest Financing Agreement]

PURCHASER: OAKTREE-TBMR STRATEGIC CREDIT FUND F, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Kendall Bass
	Name:	Kendall Bass
	Title:	Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Revenue Interest Financing Agreement]

PURCHASER: OAKTREE-TBMR STRATEGIC CREDIT FUND G, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Kendall Bass
	Name:	Kendall Bass
	Title:	Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Revenue Interest Financing Agreement]

PURCHASER: OAKTREE-TSE 16 STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Kendall Bass
	Name:	Kendall Bass
	Title:	Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Revenue Interest Financing Agreement]

PURCHASER: INPRS STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Kendall Bass
	Name:	Kendall Bass
	Title:	Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Revenue Interest Financing Agreement]

PURCHASER: OAKTREE STRATEGIC INCOME II, INC.

By:	Oaktree Fund Advisors, LLC		Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Kendall Bass
	Name:	Kendall Bass
	Title:	Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Revenue Interest Financing Agreement]

PURCHASER: OAKTREE SPECIALTY LENDING CORPORATION

By:	Oaktree Fund Advisors, LLC		Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Kendall Bass
	Name:	Kendall Bass
	Title:	Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Revenue Interest Financing Agreement]

PURCHASER: OAKTREE STRATEGIC CREDIT FUND

By:	Oaktree Fund Advisors, LLC		Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Kendall Bass
	Name:	Kendall Bass
	Title:	Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Revenue Interest Financing Agreement]

PURCHASER: OAKTREE GCP FUND DELAWARE HOLDINGS, L.P.

By:	Oaktree Global Credit Plus Fund GP, L.P.		Oaktree Fund Advisors, LLC
Its:	General Partner

By:	Oaktree Global Credit Plus Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Kendall Bass
	Name:	Kendall Bass
	Title:	Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Revenue Interest Financing Agreement]

PURCHASER: OAKTREE DIVERSIFIED INCOME FUND INC.

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Kendall Bass
	Name:	Kendall Bass
	Title:	Vice President

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Revenue Interest Financing Agreement]

PURCHASER: OAKTREE AZ STRATEGIC LENDING FUND, L.P.

By:	Oaktree AZ Strategic Lending Fund GP, L.P.		Oaktree Fund Advisors, LLC
Its:	General Partner

By:	Oaktree Fund GP IIA, LLC
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Authorized Signatory

By:	/s/ Kendall Bass
	Name:	Kendall Bass
	Title:	Authorized Signatory

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Revenue Interest Financing Agreement]

PURCHASER: OAKTREE LOAN ACQUISITION FUND, L.P.

By:	Oaktree Fund GP IIA, LLC		Oaktree Fund Advisors, LLC
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Authorized Signatory

By:	/s/ Kendall Bass
	Name:	Kendall Bass
	Title:	Authorized Signatory

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Revenue Interest Financing Agreement]

PURCHASER: OAKTREE LSL FUND DELAWARE HOLDINGS EURRC, L.P.

By:	Oaktree Life Sciences Lending Fund GP, L.P.		Oaktree Fund Advisors, LLC
Its:	General Partner

By:	Oaktree Life Sciences Lending Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Authorized Signatory

By:	/s/ Kendall Bass
	Name:	Kendall Bass
	Title:	Authorized Signatory

Address for Notices:

Oaktree Fund Administration, LLC

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Oaktree Agency

Email: Oaktreeagency@alterdomus.com

With a copy to:

Oaktree Capital Management, L.P.

333 S. Grand Avenue, 28th Fl.

Los Angeles, CA 90071

Attn: Aman Kumar

Email: AmKumar@oaktreecapital.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: Ari B. Blaut

Email: blauta@sullcrom.com

[Signature Page to Revenue Interest Financing Agreement]

PURCHASER: Q BOOST HOLDING LLC

By:	/s/ Ahmed Nasser Al-Abdulghani
	Name:	Ahmed Nasser Al-Abdulghani
	Title:	Director

Address for Notices:
c/o Qatar Investment Authority

Ooredoo Tower (Building 14)

Al Dafna Street (Street 801)

Al Dafna (Zone 61)

Doha, Qatar

A copy (which shall not constitute notice)

shall also be sent to:

General Counsel

Qatar Investment Authority

Ooredoo Tower (Building 14)

Al Dafna Street (Street 801)

Al Dafna (Zone 61)

Doha, Qatar

Email: notices.legal@qia.qa

A copy (which shall not constitute notice)

shall also be sent to:

Shearman & Sterling LLP

535 Mission Street, 25th Floor

San Francisco, CA 94105

Attn:Michael S. Dorf

Tomasz Kulawik

Email:mdorf@shearman.com

tomasz.kulawik@shearman.com

[Signature Page to Revenue Interest Financing Agreement]

Schedule 1

to RIFA

Purchase Schedule

Tranche A

Purchasers and their respective Applicable Commitments:

Purchaser	Applicable Commitment
Oaktree-TCDRS Strategic Credit, LLC	$309,482
Oaktree-Forrest Multi-Strategy, LLC	$249,697
Oaktree-TBMR Strategic Credit Fund C, LLC	$150,530
Oaktree-TBMR Strategic Credit Fund F, LLC	$235,902
Oaktree-TBMR Strategic Credit Fund G, LLC	$385,180
Oaktree-TSE 16 Strategic Credit, LLC	$386,864
INPRS Strategic Credit Holdings, LLC	$118,064
Oaktree Strategic Income II, Inc.	$533,613
Oaktree Specialty Lending Corporation	$2,281,003
Oaktree Strategic Credit Fund	$1,341,376
Oaktree GCP Fund Delaware Holdings, L.P.	$171,607
Oaktree Diversified Income Fund Inc.	$375,585
Oaktree AZ Strategic Lending Fund, L.P.	$2,201,340
Oaktree Loan Acquisition Fund, L.P.	$4,471,255
Oaktree LSL Fund Delaware Holdings EURRC, L.P.	$1,788,502
Q Boost Holding LLC	$15,000,000
Tranche A Commitment	$30,000,000

Tranche B

Purchasers and their respective Applicable Commitments:

Purchaser	Applicable Commitment
Oaktree-TCDRS Strategic Credit, LLC	$464,223
Oaktree-Forrest Multi-Strategy, LLC	$374,545
Oaktree-TBMR Strategic Credit Fund C, LLC	$225,796
Oaktree-TBMR Strategic Credit Fund F, LLC	$353,854
Oaktree-TBMR Strategic Credit Fund G, LLC	$577,769
Oaktree-TSE 16 Strategic Credit, LLC	$580,296
INPRS Strategic Credit Holdings, LLC	$177,096
Oaktree Strategic Income II, Inc.	$800,420
Oaktree Specialty Lending Corporation	$3,421,504
Oaktree Strategic Credit Fund	$2,012,064
Oaktree GCP Fund Delaware Holdings, L.P.	$257,410
Oaktree Diversified Income Fund Inc.	$563,378
Oaktree AZ Strategic Lending Fund, L.P.	$3,302,010
Oaktree Loan Acquisition Fund, L.P.	$6,706,882
Oaktree LSL Fund Delaware Holdings EURRC, L.P.	$2,682,753
Q Boost Holding LLC	$22,500,000
Tranche B Commitment	$45,000,000

Tranche C

Purchasers and their respective Applicable Commitments:

Purchaser	Applicable Commitment
Oaktree-TCDRS Strategic Credit, LLC	$464,223
Oaktree-Forrest Multi-Strategy, LLC	$374,545
Oaktree-TBMR Strategic Credit Fund C, LLC	$225,796
Oaktree-TBMR Strategic Credit Fund F, LLC	$353,854
Oaktree-TBMR Strategic Credit Fund G, LLC	$577,769
Oaktree-TSE 16 Strategic Credit, LLC	$580,296
INPRS Strategic Credit Holdings, LLC	$177,096
Oaktree Strategic Income II, Inc.	$800,420
Oaktree Specialty Lending Corporation	$3,421,504
Oaktree Strategic Credit Fund	$2,012,064
Oaktree GCP Fund Delaware Holdings, L.P.	$257,410
Oaktree Diversified Income Fund Inc.	$563,378
Oaktree AZ Strategic Lending Fund, L.P.	$3,302,010
Oaktree Loan Acquisition Fund, L.P.	$6,706,882
Oaktree LSL Fund Delaware Holdings EURRC, L.P.	$2,682,753
Q Boost Holding LLC	$22,500,000
Tranche C Commitment	$45,000,000

Schedule 2

to RIFA

Product

[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]

Schedule 3.04(a)

to RIFA

Ownership of IP

[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]

Schedule 3.04(b)

to RIFA

Ownership of Included Product Revenues

[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]

Schedule 3.08

to RIFA

Litigation

[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]

Schedule 3.12(a)

to RIFA

Intellectual Property

[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]

Schedule 3.12(b)

to RIFA

Product Patents

[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]

Schedule 3.13(c)

to RIFA

Regulatory Approvals

[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]

Schedule 3.14

to RIFA

Material Contracts

[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]

Schedule 3.16

to RIFA

Pension Matters

[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]

Schedule 3.17(a)

to RIFA

Existing Indebtedness

[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]

Schedule 3.17(b)

to RIFA

Existing Liens

[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]

EXHIBIT A

Form of Security Agreement

[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]

EXHIBIT B

Form of Funding Notice

[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]